                                                                   EXHIBIT 10.42

                            VARIABLE INTEREST RATE
                     INDENTURE OF MORTGAGE, DEED OF TRUST,
                   SECURITY AGREEMENT, FINANCING STATEMENT,
                       FIXTURE FILING AND ASSIGNMENT OF
                               LEASES AND RENTS

                                     from

                                  [BORROWER],
                              as Debtor, Grantor
                                 and Mortgagor

                                      to

                          __________________________,
                                  as Trustee

                              for the benefit of

                  Morgan Guaranty Trust Company of New York,
                      as Lead Agent/Beneficiary/Mortgagee



                        Dated as of ________ ___, 199__


           --------------------------------------------------------
            Prepared and drafted by and after recording, return to:
                           Martha Feltenstein, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                           New York, New York 10022
           --------------------------------------------------------

GRANTING CLAUSES........................................................   3

1.  Definitions.........................................................   9

2.  Warranty............................................................  18

3.  Payment and Performance of Obligations Secured......................  19

4.  Negative Covenants..................................................  20

5.  Insurance...........................................................  20

6.  Condemnation and Insurance Proceeds.................................  25

7.  Impositions, Liens and Other Items..................................  30

8.  Funds for Taxes and Insurance.......................................  32

9.  The Beneficiary and Trustees........................................  34

10. Transfers, Additional Indebtedness and Subordinate Liens...........   44

11. Maintenance of Trust Estate; Alterations; Inspection; Utilities....   45

12. Legal Compliance...................................................   46

13. Books and Records, Financial Statements, Reports and
    Other Information..................................................   47

14. Compliance with Leases and Agreements..............................   50

15. The Beneficiary's Right to Perform.................................   53

16. The Grantor's Existence; Organization and Authority; Litigation....   54

17. Protection of Security; Costs and Expenses.........................   54

18. Management of the Properties.......................................   55

19. Environmental Matters..............................................   55

20. License to Collect Rents...........................................   56

21. Remedies...........................................................   57

22. Application of Proceeds............................................   65


23.  Notice of Certain Occurrences .....................................  65

24.  WAIVER OF TRIAL BY JURY............................................  65

25.  Taxes..............................................................  66

26.  Notices............................................................  67

27.  No Oral Modification...............................................  68

28.  Partial Invalidity.................................................  68

29.  Successors and Assigns.............................................  68

30.  Governing Law......................................................  69

31.  Recording Fees, Taxes, Etc.........................................  69

32.  No Waiver..........................................................  69

33.  Further Assurances.................................................  70

34.  Additional Security................................................  70

35.  Indemnification by the Grantor.....................................  70

36.  Release............................................................  72

37.  Security Agreement.................................................  73

38.  As to Property in California.......................................  75

39.  As to Property in Washington.......................................  78

40.  Trusts Funds.......................................................  78

41.  Reserves...........................................................  78

42.  Ground Lease.......................................................  79

EXHIBIT A      Land Parcels

EXHIBIT B      Permitted Exception

SCHEDULE 1     Agreements

                            VARIABLE INTEREST RATE
                     INDENTURE OF MORTGAGE, DEED OF TRUST,
                   SECURITY AGREEMENT, FINANCING STATEMENT,
                       FIXTURE FILING AND ASSIGNMENT OF
                               LEASES AND RENTS


          THIS VARIABLE INTEREST RATE INDENTURE OF MORT GAGE, DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATE STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES AND RENTS (herein, together with all amendments and supplements thereto, called this "Mortgage"), dated as of the ___ day of January, 1997, made by
             --------
[BORROWER], a [______ ______] (the "Grantor"), having an address at [ADDRESS] as
                                    -------
debtor, grantor, trustor and mortgagor, in favor of [TRUSTEE], ("Trustee")
                                                                       -------
having an address at ____________________, as Trustee for the benefit of Morgan Guaranty Trust Company of New York, (the "Beneficiary"), as Lead Agent
                                          -----------
for the Banks pursuant to the Credit Agreement described herein, having an address at 60 Wall Street, New York, New York.

                             W I T N E S S E T H :
                             --------------------

          WHEREAS, Grantor is the record and beneficial owner of the fee simple interests in the Properties (as defined below), located on and comprising the land described in Exhibits "A-1" and "A-2" attached hereto (the "Land Parcels");
                  ------------------------                       ------------
 and

          WHEREAS, Grantor is the owner of a ground leasehold interest (the "Ground Leasehold Estate") in the Property, located on the land described in
------------------------
Exhibit A-3; and
-----------

          WHEREAS, a loan (the "Loan") has been made to Grantor, pursuant to the
                                ----
Credit Agreement, dated of even date herewith, among Grantor, the Banks and Beneficiary (as amended, modified, restated or supplemented from time to time, the "Credit Agreement") and the Loan is evidenced by a Promissory Note or
     ----------------
Notes, dated as of the date hereof or to be dated subsequent to the date hereof pursuant to the terms of the Credit Agreement (such note or notes together with all amendments, modifications or replacements thereof which may hereafter be executed, collectively, the "Note"), made by the Grantor, as maker,
                             ----
in favor of Beneficiary and the Banks named therein, as payee, in the aggregate principal amount of Seventeen Million Dollars $17,000,000 (the "Loan Amount");
                                                                -----------
and

          WHEREAS, the Grantor and the Beneficiary intend these recitals to be a material part of this Mortgage.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

          TO SECURE:

               (1) payment and performance of all covenants, liabilities and obligations contained in, and payment of the indebtedness guaranteed by, the Note plus all interest, additional interest and additional amounts payable thereunder; and

               (2) payment and performance of all covenants, conditions, liabilities and obligations of the Grantor to the Beneficiary contained in this Mortgage and any extensions, renewals or modifications hereof; and

               (3) payment and performance of all covenants, liabilities and obligations of Grantor or any other Consolidated Subsidiary contained in each of the other Loan Documents (as hereinafter defined); and

               (4) without limiting the generality of the foregoing, payment of all other indebtedness and liabilities, direct or indirect, of the Grantor to the Beneficiary or the Banks, due or to become due hereunder, or under any other Loan Document (including, without limitation, any protective advances, disbursements, payments and reimbursements made, and charges, expenses and costs (including, without limitation, any enforcement and collection costs) incurred pursuant to the Note, this Mortgage, or such other Loan Documents) to protect the security intended to be provided hereby even if the aggregate amount of indebtedness outstanding at any one time exceeds the amount of the Note (all of the foregoing indebtedness, monetary liabilities and obligations set forth in clauses (1)-(4) above, collectively, the "Indebtedness"; and payment of the Indebtedness together with the
      ------------
     performance of all covenants and obligations set forth in clauses (1)-(4) above, collectively, the "Obligations").
                               -----------

                               GRANTING CLAUSES
                               ----------------

          NOW, THEREFORE, THIS MORTGAGE WITNESSETH: that the Grantor, in consideration of the premises, the acceptance by the Beneficiary of the trusts created hereby, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged (a) has mortgaged, warranted, granted, transferred, bargained, sold, conveyed, pledged, and assigned and (b) by these presents does hereby mortgage, warrant, grant a security interest in, grant, transfer, bargain, sell, convey, pledge, and assign unto the Beneficiary and its successors and assigns forever, or, if any Section hereof provides that this instrument is a deed of trust, to the Trustee for the benefit of the Beneficiary in the trusts created hereby, WITH POWER OF SALE, all its estate, right, title and interest now owned or hereafter acquired in, to and under any and all of the property (herein called the "Trust Estate") described in the
                                            ------------
following Granting Clauses:

               I.   the Land Parcels;

               II. the Ground Leasehold Estate and all right, title and interest of Grantor in, to and under the Ground Lease, with all rights of use, occupancy and enjoyment and in and to all rents, income and profits arising from or pursuant to the Ground Lease together with all amendments, extensions, renewals and modifications of the Ground Lease and all credits, deposits, options and privileges of Grantor as lessee under the Ground Lease including, without limitation, the right to renew or extend the Ground Lease for a succeeding term or terms and all rights of Grantor under the Ground Lease in connection with any bankruptcy or insolvency proceeding of the lessor under the Ground Lease, if any;

               III. All right, title and interest of the Grantor in and to all buildings, structures and other improvements now standing, or at any time hereafter constructed or placed, upon the Land Parcels and comprising part of the Ground Leasehold Estate, including all of the Grantor's right, title and interest in and to all equipment and fixtures of every kind and nature on the Land Parcels or relating to the Ground Leasehold Estate or in any such buildings, structures or other improvements (such buildings, structures, other improvements, equipment and fixtures being herein collectively called the
    "Improvements"), (b) all right, title and interest of the Grantor in and to
     ------------
     all and singular tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances in and to the Land Parcels and the Ground Leasehold Estate belonging or in any way appertaining thereto, including without limitation all right, title and interest of the Grantor in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining the Land Parcels and the land subject to the Ground Leasehold Estate and (c) all claims or demands of the Grantor, in law or in equity, in possession or expectancy of, in and to the Land Parcels and the Ground Leasehold Estate together with rents, income, revenues, issues and profits from and in respect of the Land Parcels and the Ground Leasehold Estate and the Improvements and the present and continuing right to make claim for, collect, receive and receipt for the same as hereinafter provided. It is the intention of the parties hereto that, so far as may be permitted by law, all of the foregoing, whether now owned or hereafter acquired by the Grantor, affixed, attached or annexed to the Land Parcels or relating to the Ground Leasehold Estate shall be and remain or become and constitute a part of the Trust Estate and the security covered by and subject to the lien of this Mortgage. All such right, title and interest of the Grantor in and to the Land Parcels, the Ground Leasehold Estate, the interest of the Grantor in and to the Improvements located thereon and such other property with respect thereto described in Granting Clauses I, II and III is herein called a "Property" and each such Property, collectively, the
                         --------
     "Properties."
      ----------

          IV. All right, title and interest of the Grantor in and to (i) all extensions, improvements, betterments, renewals, substitutes and replacements of and on the Properties described in the foregoing Granting Clauses I, II and III and (ii) all additions and appurtenances thereto not presently leased to or owned by the Grantor and hereafter leased to, acquired by or released to the Grantor or constructed, assembled or placed upon the Properties (including, but not limited to, the fee estate in the Land Parcels) immediately upon such leasing, acquisition, release, construction, assembling or placement, and without any further grant or other act by the Grantor.

          V. All the estate, right, title and interest of the Grantor in and to (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Properties (or any of them), or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Properties (or any of them) or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the Properties (or any of them) or any part thereof; and the Beneficiary is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances thereto, subject to the conditions and limitations hereinafter set forth; and
(ii) all contract rights, general intangibles, actions and rights in action, relating to the Properties (or any of them) including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Properties (or any of them); and (iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Properties (or any of them).

          VI. The Grantor does hereby pledge and presently and absolutely assign to the Beneficiary from and after the date hereof (including any period of redemption), primarily and on a parity with said real estate, and not secondarily, all the rents, issues and profits of the Properties and all rents, issues, profits, revenues, royalties, bonuses, rights, and benefits due, payable or accruing (including all deposits of money as advance rent, for security or as earnest money or as down payment for the purchase of all or any part of the Properties) (the "Rents") under any and all present and future leases,
                  -----
subleases, underlettings, concession agreements,
licenses, contracts or other agreements relative to the ownership or occupancy of all or any portion of the Properties and does hereby transfer and assign to the Beneficiary all such leases and agreements (the "Leases"). The Beneficiary
                                                     ------
hereby grants to the Grantor the right to collect and use the Rents as they become due and payable under the Leases, until an Event of Default has occurred and is continuing, provided that the existence of such right shall not operate
                   --------
to subordinate this assignment to any subsequent assignment, in whole or in part by the Grantor, and any such subsequent assignment shall be subject to the rights of the Beneficiary under this Mortgage. The Grantor further agrees to execute and deliver such assignments of leases or assignments of land sale contracts as the Beneficiary may from time to time request. Upon the occurrence and during the continuance of an Event of Default (1) the Grantor agrees, upon demand, to deliver to the Beneficiary such additional assignments thereof as the Beneficiary may request and agrees that the Beneficiary may assume the management of the Properties (or any of them), and collect the Rents, applying the same upon the Obligations and (2) the Grantor hereby authorizes and directs all tenants, purchasers or other persons occupying or otherwise acquiring any interest in any part of the Properties to pay the Rents due under the Leases to the Beneficiary upon request of the Beneficiary. The Grantor hereby appoints the Beneficiary as its true and lawful attorney in fact to manage said property and collect the Rents, with full power to bring suit for collection of the Rents and possession of the Properties (or any of them), giving and granting unto said Beneficiary full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in the protection of the security hereby conveyed; provided, however, that (i) this power of attorney
                          --------  -------
coupled with an interest and assignment of rents shall not be construed as an obligation upon the Beneficiary to manage said property or to make or cause to be made any repairs or to take any other action that may be needful or necessary and (ii) the Beneficiary agrees that until such Event of Default has occurred and is continuing as aforesaid, the Beneficiary shall not exercise its rights pursuant to said power of attorney coupled with an interest and shall permit the Grantor to perform the aforementioned management responsibilities and collect the Rents. Upon the Beneficiary's receipt of the Rents, at the Beneficiary's option, it may pay: (1)
reasonable charges for collection hereunder, costs of necessary repairs and other costs requisite and necessary in connection with the management of the premises, during the continuance of this power of attorney coupled with an interest and assignment of rents including general and special taxes and assessments and insurance premiums and (2) the Indebtedness secured hereby.
This power of attorney coupled with an interest and assignment of leases and rents shall be irrevocable until this Mortgage shall have been satisfied and the releasing of this Mortgage shall act as a revocation of this power of attorney coupled with an interest and assignment of leases and rents with respect to such portion of the Trust Estate so released. The Beneficiary shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with law, all in accordance herewith.

          VII. All of the Grantor's right, title and interest in and to all personal and intangible property and equipment of every nature whatsoever now or hereafter located in, arising from or on and utilized or to be used in connection with the Properties (or any of them), including but not limited to
(a) all screens, window shades, blinds, wainscoting, storm doors and windows, floor coverings, and awnings; (b) all apparatus, machinery, accessions, equipment and appliances not included as fixtures; (c) all items of furniture, furnishings, and personal property; (d) all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to or of any of the foregoing (a)-(c) (all of said property in (a)-(d) being collectively, the "Equipment"); (e) all accounts receivable arising from the
                   ---------
sale or other disposition of all or any of the Grantor's real property, buildings, structures and other improvements, fixtures, furniture, furnishings, apparatus, machinery, appliances or other equipment, and all extensions, renewals, improvements, substitutions and replacements thereto whether owned or leased, now or hereafter acquired in connection with the Properties; (f) all accounts, including the Escrow Account, general intangibles, chattel paper, cash or monies of the Grantor, wherever located, whether in the form of cash or checks, and all cash equivalents including, without limitation, all deposits and certificates of deposit, instruments, whether negotiable or non-negotiable, debt notes both certificated and uncertificated, repurchase obligations for underlying notes of the types described herein, and commercial paper (i) received in connection with the sale or other disposition of all or any of the Grantor's real property, buildings, structures and other improvements, fixtures, furniture, furnishings, apparatus, machinery, appliances or other equipment, and all extensions, renewals, improvements, substitutions and replacements thereto whether owned or leased, now or hereafter acquired, all in connection with the Properties, (ii) maintained by the Grantor in a segregated account in trust for the benefit of the Beneficiary or (iii) held by the Beneficiary; and (g) all proceeds (as defined in the Uniform Commercial Code) of all of the foregoing; it being mutually agreed, intended and declared, that the Trust Estate and all of the property rights and fixtures owned by the Grantor shall, so far as permitted by law, be deemed to form a part and parcel of the Land Parcels and the Ground Leasehold Estate and for the purpose of this Mortgage to be real estate and cov ered by this Mortgage, it being also agreed that if any of the property herein mortgaged is of a nature so that a security interest therein can be perfected under the Uniform Commercial Code, this instrument shall constitute a security agreement, fixture filing and financing statement, and the Grantor agrees to execute, deliver and file or refile any financing statement, continuation statement, or other instruments the Beneficiary may reasonably require from time to time to perfect or renew such security interest under the Uniform Commercial Code. To the extent permitted by law, (i) all of the fixtures are or are to become fixtures on Land Parcels; and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a "fixture-filing" within the meaning of Sections [9-313 and 9-402] of the Uniform Commercial Code. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the Uniform Commercial Code, by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at the Beneficiary's sole election.

          VIII. All of the Grantor's right, title, and interest in, to and under (i) any reciprocal easement agreements, operating agreements and similar agreements affecting the ownership, use and operation of the Prop erties (or any of them) included in the Permitted Exceptions, as such agreements have been or may hereafter be amended, modified or supplemented; (ii) all contracts, including the management agreements, if any, and agreements relating to the Properties (or any of them), and other documents, books and records related to the operation of the Properties (or any of them); (iii) all consents, licenses (including, to the extent permitted by law, any licenses permitting the sale of liquor at the Properties (or any of them)), warranties, guaranties and building and other permits required or useful for the construction, completion, occupancy and operation of the Properties (or any of them); (iv) any contracts for the sale of any portion of the Properties or the Equipment; and (v) all plans and specifications, engineering reports, land planning, maps, surveys, and any other reports, exhibits or plans and specifications used or to be used in connection with the construction, operation or maintenance of the Properties (or any of them), together with all amendments and modifications thereof.

          TO HAVE AND TO HOLD THE TRUST ESTATE, whether now owned or held or hereafter acquired, unto the Trustee, in trust, for the benefit and use of the Beneficiary and its successors and assigns, forever.

          IN TRUST FOREVER, with power of sale (to the extent permitted by applicable law), upon the terms and trusts herein set forth and to secure the performance of, and compliance with, the obligations, covenants and conditions of this Mortgage and the other Loan Documents all as herein set forth.

          1.   Definitions.  All capitalized terms used but not otherwise
               -----------
defined herein shall have the meanings assigned to them in the Credit Agreement. The words "herein," "hereof" and "hereunder" and other words of like import refer to this Mortgage as a whole and not to any particular Section, subsection or other subdivision. In addition, wherever used in this Mortgage, the following terms, and the singular and plural thereof, shall have the following meanings:

          Affiliate:  With respect to any specified Person means any other
          ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

          Agreements:  Any reciprocal easement agreements, operating agreements
          ----------
and similar agreements affecting the ownership, use and operation of the Properties (or any of them) included in the Permitted Exceptions, as such agreements have been or may hereafter be amended, modified or supplemented.

          Alteration:  As defined in Section 11(c) hereof.
          ----------

          Assignment of Leases and Rents:  Shall mean the Assignment of Leases,
          ------------------------------
Rents and Security Deposits, dated the date hereof, by the Grantor in favor of the Beneficiary.

          Banks:  All Banks now or hereafter parties to the Credit Agreement.
          -----

          Beneficiary:  As defined in the recitals hereof.
          -----------

          Casualty Amount:  As defined in Section 6(b) hereof.
          ---------------

          Cash Collateral Agreement:  The Cash Collateral Account Security
          -------------------------
Pledge and Assignment Agreement, dated as of the date hereof, among the Grantor, the Beneficiary and the bank holding the "Accounts" therein defined and described.

          Credit Agreement:  As defined in the recitals hereof.
          ----------------

          Default:  The occurrence or existence of any event or condition which
          -------
with or without the giving of
notice or the passage of time, or both, would constitute an Event of Default hereunder.

          Default Rate:  The rate of interest at the annual rate equal to the
          ------------
sum of (i) the Prime Rate (as defined in the Credit Agreement) and (ii) four percent (4%).

          Deferred Maintenance Amounts:  As defined in Section 40 hereof.
          ----------------------------

          Environmental Certificate:  As defined in Section 19(b) hereof.
          -------------------------

          Environmental Event:  As defined in Section 19(b) hereof.
          -------------------


          Environmental Reports:  As defined in Section 19(a) hereof.
          ---------------------

          Equipment:  As defined in Granting Clause VII hereof.
          ---------

          Escrow Account:  As defined in Section 8(a) hereof.
          --------------

          Events of Default:  The occurrence of any of the following shall
          -----------------
constitute an Event of Default under this Mortgage:

               a. If the Grantor fails to pay any principal of the Note when due and payable in accordance with the provisions thereof or the Grantor shall fail to pay when due and payable in accordance with the provisions thereof any interest under the Note; provided, however, that the Grantor
                                          --------  -------
     shall be entitled to a three (3) Domestic Business Day grace period with respect thereto, but only as to two (2) payments of interest during the Term, or the Grantor shall fail to pay within three (3) Domestic Business Days after the same is due any fees or other amounts payable under the Note or this Mortgage; or

               b. If the Grantor fails to pay any amount payable pursuant to this Mortgage within fifteen (15) days after notice by Beneficiary that such amount is due and payable in accordance with the provisions hereof; or

               c. Cancellation of the insurance required by Section 5 of this Mortgage; or

               d. Any violation of the terms of Section 7(a), Section 7(b) (subject to the terms of Section 7(c)), which violation continues for a period of five (5) days after notice thereof;

               e. Any violation of the terms of Sections 10 or 42 of this Mortgage; or

               f. An Event of Default (as defined therein) under the Credit Agreement; or

               g. Any other default in the performance, or breach, of any material covenant, representation or warranty of the Grantor, in this Mortgage or in any other Loan Document (other than a covenant, representation, agreement or warranty, a default in whose performance or whose breach is specifically dealt with elsewhere in this Section) and continuance of such default or breach for a period of 30 days after notice thereof; provided, that in the case of any such failure that is susceptible
              --------
     of cure but that cannot with reasonable diligence be cured within such 30 day period, if the Grantor shall promptly have commenced to cure the same and shall thereafter prosecute the curing thereof with reasonable diligence, the period within which such failure may be cured shall be extended for such further period as shall be reasonably necessary for the curing thereof (and in the event such cure has not been completed within 30 days after the end of the initial 30 day period, the Grantor shall inform the Beneficiary at least once each month thereafter as to the status of such cure); or

               h. Any "Event of Default" as defined in any Loan Document including any other Mortgage securing the Note.

          Notwithstanding anything to the contrary contained in this Mortgage or the Loan Documents, no grace period or right to notice granted to the Grantor herein with respect to any Event of Default is intended to duplicate any other grace period or right to notice granted to the Grantor herein, in the Credit Agreement or in the other Loan Documents with respect to such Event of Default and in the event of any inconsistency, the grace period or right to notice granted in the Credit Agreement shall apply.

          Exculpated Parties:  As defined in Section 39 hereof.
          ------------------

          Governmental Authority:  Any Federal, state or local government or any
          ----------------------
other political subdivision thereof exercising executive, legislative, judicial, regulatory or administrative functions.

          Grant:  Shall mean grant, grant a security interest in, bargain, sell,
          -----
lien, mortgage, convey, pledge, hypothecate, assign, transfer, warrant and set over.

          Ground Leasehold Estate:  As defined in the recitals hereof.
          -----------------------

          Ground Lease:  As described and defined in Exhibit A-3 attached
          ------------                               -----------
hereto.

          Ground Rent:  Shall mean all rent, additional rent and all other
          -----------
amounts which the Grantor is obligated to pay as tenant under the Ground Lease.

          Guaranty:  The Guaranty, dated as of the date hereof, given by Kilroy
          --------
Realty Corporation, John Kilroy, Sr. and John Kilroy, Jr., in favor of Beneficiary, as Lead Agent.

          Impositions:  All taxes (including, without limitation, all ad
          -----------
valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transactions, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Mortgage), water, sewer or other rents and charges, excises, levies, fees (in-cluding, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Trust Estate and/or any Rents (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (a) the Grantor (including, without limitation, all income, franchise, single business or other taxes imposed on the Grantor for the privilege of doing business in the jurisdiction in which the Trust Estate is located) or the Beneficiary arising as a result of or with respect to its capacity as the Beneficiary hereunder, (b) the Trust Estate or any other collateral delivered or pledged by Grantor to the Beneficiary in connection with the Loan, or any part thereof, or any Rents therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Trust Estate or the leasing or use of all or any part thereof. Nothing contained in this Mortgage shall be construed to require the Grantor to pay any tax, assessment, levy or charge imposed on the Beneficiary or any Bank in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

          Improvements:  As defined in Granting Clause III hereof.
          ------------

          Indebtedness:  As defined in the recitals hereof.
          ------------

          Indemnified Environmental Parties:  As defined in Section 19(c)
          ---------------------------------
hereof.

          Indemnified Parties:  As defined in Section 35 hereof.
          -------------------

          Independent Architect:  An independent architect selected by the
          ---------------------
Grantor, and acceptable to the Beneficiary, such acceptance not to be unreasonably withheld or delayed, licensed to practice in the State in which the applicable Property is located, having at least ten (10) years of experience, and not affiliated with the Grantor.

          Individual Trustee:  Shall mean such person as is required by
          ------------------
applicable state law to perform the functions of Individual Trustee pursuant to
Section 9 hereof.

          Insurance Requirements:  Shall mean all terms of any insurance policy
          ----------------------
required hereunder or under the Credit Agreement covering or applicable to any Property or Equipment or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting any Property or Equipment or any part thereof or any use of any Property or Equipment or any part thereof.

          Jurisdictional Trustee:  As defined in Section 9 hereof.
          ----------------------

          Land Parcels:  As defined in the recitals hereof.
          ------------

          Leases:  As defined in Granting Clause VI hereof.
          ------

          Legal Requirements:  As defined in Section 12.
          ------------------

          Lien:  Any mortgage, deed of trust, lien, pledge, hypothecation,
          ----
assignment, security interest, or any other encumbrance of, on or affecting the Trust Estate or any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          Loan:  As defined in the recitals hereof.
          ----

          Loan Amount:  As defined in the recitals hereof.
          -----------

          Loan Documents:  This Mortgage, the Note, the Credit Agreement, the
          --------------
Assignment of Leases and Rents, the Environmental Indemnity and any and all other agreements, instruments or documents evidencing, securing or delivered by the Grantor in connection with the Loan and the transactions contemplated by the Credit Agreement and this Mortgage.

          Mortgage:  As defined in the recitals hereof.
          --------

          Mortgage Escrow Amounts:  As defined in Section 8(a).
          -----------------------

          Mortgage Escrow Security:  As defined in Setion 8(b).
          ------------------------

          Grantor:  As defined in the recitals hereof.
          -------

          Note:  As defined in the recitals hereof.
          ----

          Obligations:  As defined in the recitals hereof.
          -----------

          Officers' Certificate:  A certificate delivered to the Beneficiary and
          ---------------------
signed by the President or a Vice President of the Grantor.

          Permitted Exceptions:  (a)  Liens for taxes, assessments or other
          --------------------
governmental charges not yet due and payable or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 7(c);

               (b) Statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than forty-five (45) days delinquent or which are being contested in good faith in accordance with Section 7(c);

               (c) Deposits made in the ordinary course of business to secure liability to insurance carriers;

               (d) Easements, rights-of-way, restrictions and other similar charges or encumbrances against real property not interfering in any material respect with the use of any Property or the ordinary conduct of the business of Grantor and not diminishing in any material respect the value of any Property to which it is attached;

               (e) Liens and judgments which have been or will be bonded or released of record within thirty (30) days after the Grantor has received notice of the filing of such Lien or judgment;

               (f)  Those matters set forth on EXHIBIT B hereof; and
                                               ---------

               (g) Liens in favor of the Beneficiary or any Bank under the other Loan Documents.

          Person:  Shall mean any individual, corporation, limited liability
          ------
company, partnership, joint venture, estate, trust, unincorporated association, any Federal, state, county or municipal government or any political subdivision thereof.

          Proceeds:  As defined in Section 6(b) hereof.
          --------

          Property:  As defined in Granting Clause III hereof.
          --------

          Properties:  As defined in Granting Clause III hereof.
          ----------

          Rents:  As defined in Granting Clause VI hereof.
          -----

          State:  The State in which the applicable Property is located.
          -----

          Taking:  Shall mean a temporary or permanent taking by any
          ------
Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of a Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Land Parcels or any part thereof.

          Tenant:  Shall mean any Person leasing any portion of a Property and
          ------
obligated to pay rent pursuant to a Lease.

          Transfer:  As defined in Section 10(a) hereof.
          --------

          Trustees:  Shall mean the Individual Trustee together with the
          --------
Jurisdictional Trustee, all separate trustees and co-trustees appointed as provided in Section 9.

          Trust Estate:  As defined in the granting clause to this Mortgage.
          ------------

          Uniform Commercial Code or UCC:  Shall mean the Uniform Commercial
          ------------------------------
Code as adopted in the State.

          Work:  As defined in Section 6(b) hereof.
          ----

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          The Grantor represents and warrants to and covenants and agrees with the Beneficiary as follows:

          2.   Warranty.
               --------

                    (a) This Mortgage upon its due execution and proper recordation is and will remain a valid, enforceable and perfected first Lien on and a security interest in the Trust Estate subject to the Permitted Exceptions.

                    (b) This Mortgage and each of the Loan Documents executed by the Grantor, is the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor's rights generally in effect from time to time.

                    (c) The Grantor owns good, marketable and insurable fee simple title to the Land Parcels, subject only to the Permitted Exceptions. The Grantor will preserve such title to its Land Parcels and will forever warrant and defend same and the validity and priority of the Lien hereof from and against any and all claims whatsoever;

                    (d) On the date hereof, to Grantor's knowledge, no portion of the Improvements at any Property has been materially damaged, destroyed or injured by fire or other casualty which is not now fully restored or in the process of being restored;

                    (e) The Grantor has and will maintain, in effect at all times until the Indebtedness and Obligations are satisfied in full, all necessary material licenses, permits, authorizations, registrations and approvals to operate its business and own each Property as a commercial or industrial property, and Grantor has full power and authority to carry on its business at each Property as currently conducted and has not received any written notice of any violation of any such licenses, permits, authorizations, registrations or approvals that materially impair the value of any Property for which such notice was given or which would adversely affect the use or operation of any Property in any material respect;

                    (f) As of the date hereof, the Grantor has not received any written notice of any Taking or threatened Taking of any Property or any portion thereof;

                    (g) The Property and the Equipment located thereon constitute all of the real property, equipment and fixtures currently owned by the Grantor and used in the operation of the Property;

                    (h) Each Property has adequate access to public streets, roads or highways;

                    (i) Each Property constitutes one or more separate tax lots, with a separate tax assessment, independent of any other land or improvements;

                    (j) All utility services necessary for the operation of each Property have been connected and, to the Grantor's knowledge, are available in adequate capacities for current operations at each Property directly from utility lines and without the need for private easements not presently existing; and

                    (k) To the actual knowledge of the Grantor, the Grantor is not in material default under the terms, conditions or provisions of any of the Leases or Agreements described in Section 14 hereof.

          3.   Payment and Performance of Obligations Secured.  The Grantor
               ----------------------------------------------
shall perform fully and in a timely manner all Obligations of the Grantor hereunder or under any other Loan Document to which Grantor is a party. All sums payable by the Grantor hereunder shall be paid without demand, counterclaim, offset, deduction or defense all without relief from valuation and appraisement laws. The Grantor waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim, setoff, deduction or defense.

          4.   Negative Covenants.  The Grantor covenants and agrees that it
               ------------------
shall not:

                    (a)  partition any Property;

                    (b) transfer all or any portion of the Trust Estate or any interest of the Grantor, except in accordance with the Credit Agreement;

                    (c) file a petition for voluntary bankruptcy under the Bankruptcy Code or similar state law;

                    (d) dissolve, terminate, liquidate, merge with or consolidate into another Person, except as expressly permitted pursuant to this Mortgage or the Credit Agreement; or

                    (e) engage in any activity that would subject it to regulation as a benefit plan under ERISA.

          5.  Insurance.
              ---------

               (a)  Insurance Coverage Requirements.  The Grantor shall keep in
                    -------------------------------
full force and effect insurance, of the types and minimum limits as follows during the term of this Mortgage:

                    (i)   Property Insurance.  Insurance with respect to each
                          ------------------
     Property and the Equipment against any peril included within the classification

     "All Risks of Physical Loss" with extended coverage in an amount equal to the full insurable value (subject to deductibles as permitted below) of such Property and the Equipment located thereon, the term "full insurable value" to mean the actual replacement cost of the Improvements and the Equipment at such Property (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving);

                    (ii)  Liability Insurance.  Commercial general liability
                          -------------------
     insurance, including bodily injury, death and property damage liability, and umbrella liability insurance against any and all claims, including all legalliability to the extent insurable imposed upon the Beneficiary and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of each Property in such amounts as are generally required by institutional lenders for properties comparable to the applicable Property but in no event for limits of less than [$1,000,000] per occurrence with combined single limit coverage for bodily injury or property damage and excess (umbrella) liability coverage of no less than [$5,000,000] per occurrence;

                    (iii) Workers' Compensation Insurance.  Statutory workers'
                          -------------------------------
     compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by the Grantor), with respect to any work on or about each of the Properties;

                    (iv) Business Interruption.  Business interruption and/or
                         ---------------------
     loss of "rental value" insurance for each of the Properties in an amount equal to one (1) year's "rental value" attributable to each such Property and based on the "rental value" for the immediately preceding year and otherwise sufficient to avoid any co-insurance penalty, the term "rental value" to mean the sum of (A) the total Rents payable under the Leases at the applicable Property and (B) the total amount of all other amounts to be received by the Grantor or third parties which are the legal obligation of the Tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of such applicable Property then not being occupied;

                    (v)   Flood Insurance.  If all or any portion of any
                          ---------------
     Property is located within a Federally designated flood hazard zone, flood insurance in such amount as generally required by institutional lenders for properties comparable to the applicable Property (provided, however, that if the Grantor believes that it is no longer obligated to maintain flood insurance with respect to any Property pursuant to this provision, the Grantor shall notify the Beneficiary of such circumstances and the Beneficiary shall have the opportunity to contest by appropriate legal or mutually agreeable arbitration proceedings whether or not the Grantor's obligation remains in effect in light of the criteria set forth in this provision); and

                    (vi)  Other Insurance.  Such other insurance with respect
                          ---------------
     to any Property and the Equipment located therein against loss or damage as are reasonably requested by the Beneficiary, provided such insurance is of the kind from time to time customarily insured against and in such amounts as are generally required by institutional lenders for properties comparable to the applicable Property.

               (b)  Ratings of Insurers.  All insurance coverage shall be
                    -------------------
provided by one or more domestic primary insurers having an Alfred M. Best Company, Inc. rating of "A" or better and financial size category of not less than IX, except to the extent that insurance in force on the date of this Mortgage does not satisfy such criteria or if otherwise approved by the Beneficiary. All insurers providing insurance required by this Mortgage shall be authorized to issue insurance in the state where the applicable Property is located.

          The insurance coverage required under Section 5(a) may be effected under a blanket policy or policies covering the Trust Estate and other property and assets not constituting a part of the Trust Estate; provided that any such
                                                        --------
blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the applicable Property and the Equipment located thereon, and any sublimits in such blanket policy applicable to the Trust Estate, which amounts shall not be less than the amounts required pursuant to Section 5(a) and which shall in any case comply in all other respects with the requirements of this Section 5.

               (c)  Form of Insurance Policies; Endorsements.  All insurance
                    -----------------------------------------
policies shall be in such form and with such endorsements as are comparable to the forms of and endorsements to the Grantor's insurance policies in effect on the date hereof or otherwise in accordance with commercially reasonable standards applied by prudent owners of commercial or industrial properties of the same quality as each of the Properties. Certified copies of all of the above-mentioned insurance policies and/or certificates of insurance have been delivered to and shall be held by the Beneficiary. All insurance certificates from time to time delivered (or required to be delivered) hereunder in order to evidence the property insurance required by Section (a)(i) of this Article 5 shall be "Accord 27" certificates. The policy or policies required by Section
(a)(i) of this Article 5 shall name the Beneficiary as loss payee/mortgagee, and all other policies required hereunder shall name the Beneficiary as additional insured. All policies required to be maintained hereunder shall provide that all Proceeds be payable to the Beneficiary as set forth in Section 6 hereof, and shall contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by the Beneficiary notwithstanding
                     ----- ----
the negligent or willful acts or omissions of the Grantor; (ii) to the extent available, a waiver of subrogation endorsement as to the Beneficiary providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by the Grantor, the Beneficiary or any other named insured, additional insured or loss payee, except for the willful misconduct of the Beneficiary knowingly in violation of the conditions of such policy; provided, however, that if such waiver of subrogation endorsement is not
--------  -------
available, Grantor shall obtain a substantially similar waiver with respect to each individual claim filed by Grantor under any such insurance policy; (iii) an endorsement indicating that neither the Beneficiary nor the

Grantor shall be or be deemed to be a co-insurer with respect to any risk insured by such policies and shall provide for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of commercial or industrial properties of the same quality as the applicable Property, but in no event in excess of $100,000; (iv) a provision that such policies shall not be cancelled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days prior written notice to the Beneficiary in each instance; and (v) include effective waivers by the insurer of all claims for insurance premiums against any loss payees, additional insureds, mortgagees and named insureds (other than the Grantor). Certificates of insurance (in the form of "Accord 27" certificates with respect to property insurance) with respect to all renewal and replacement policies shall be delivered to the Beneficiary not less than thirty (30) days prior to the expiration date of any of the insurance policies required to be maintained hereunder, which certificates shall bear notations evidencing payment of applicable premiums and originals (or certified copies) of such insurance policies shall be delivered to the Beneficiary promptly after the Grantor's receipt thereof. If the Grantor fails to maintain and deliver to the Beneficiary the original policies (or certified copies) or certificates of insurance required by this Mortgage, the Beneficiary may, at its option, after ten (10) days' prior written notice to the Grantor, procure such insurance, and the Grantor shall reimburse the Beneficiary for the amount of all premiums paid by the Beneficiary thereon promptly, upon demand by the Beneficiary, with interest thereon at the Default Rate from the date paid by the Beneficiary to the date of repayment, and such sum shall be a part of the Indebtedness secured by this Mortgage.

          The Beneficiary shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and the Grantor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

               (d)  Compliance with Insurance Require Requirements.  The
                    ----------------------------------------------
Grantor shall comply with all Insurance Requirements and shall not bring or keep any article upon any of the Properties or cause or permit any condition to exist thereon which would be prohibited by or would invalidate insurance coverage maintained, or required hereunder or under the Credit Agreement to be maintained, by the Grantor on or with respect to any part of the Trust Estate pursuant to this Section 5.

               (e)  Separate Insurance.  The Grantor will not take out separate
                    ------------------
insurance contributing in the event of loss with that required to be maintained pursuant to this Section 5, unless such insurance complies with this Section 5.

          6.   Condemnation and Insurance Proceeds.
               -----------------------------------

               (a) The Grantor will promptly notify the Beneficiary in writing upon obtaining knowledge of (i) the institution of any proceedings relating to any Taking of, or (ii) the occurrence of any casualty, damage or injury to, the Properties (or any of them) or Equipment located thereon or any portion thereof, the restoration of which is estimated by the Grantor in good faith to cost more than [$250,000].

               (b) In the event of any Taking of, or casualty or other damage or injury to, any Property, or Equipment located thereon, the Grantor's right, title and interest in and to all compensation, awards, proceeds, damages, claims, insurance recoveries, causes and rights of action (whether accrued prior to or after the date hereof) and payments which the Grantor may receive or to which the Grantor may become entitled with respect to such Property or any part thereof (collectively, "Proceeds"), in connection with any such Taking,
                        ---------
casualty or other damage or injury to any Property, or any part thereof, or Equipment located thereon are hereby assigned to and shall be paid to the Beneficiary on behalf of the Banks. Notwithstanding anything to the contrary set forth in this Mortgage, to the extent such Proceeds are not in excess of [$500,000] (the "Casualty Amount"), then the Beneficiary hereby consents to and
                 ---------------
agrees that such Proceeds are to be paid directly to the Grantor to be applied to restoration of such Property in accordance with the terms hereof and/or the applicable terms of the

Lease. Subject to the provisions of Sections 6(c) and 6(d) hereof, promptly after the occurrence of any damage or destruction to all or any portion of such Property or a Taking of a portion of such Property, the Grantor shall commence and diligently prosecute to completion the repair, restoration and rebuilding of such Property (in the case of a Taking, to the extent it is capable of being restored) (such repair, restoration and rebuilding are sometimes hereinafter collectively referred to as the "Work") so damaged, destroyed or remaining after
                                 ----
such damage or destruction or such Taking in full compliance with all Legal Requirements and free and clear of any and all Liens (subject to Section 7(c) hereof), except the Permitted Exceptions; it being understood, however, that the Grantor shall not be obligated to restore such Property to the precise condition of such Property prior to any Taking, casualty or other damage or injury to such Property (and in fact, so long as the Grantor applies the Proceeds received upon such Taking or casualty to such Property to restore the damage or injury to such Property and/or to provide another type of improvement that is reasonably expected to benefit such Property, no restoration or rebuilding of the damaged or taken structures must be undertaken), if the Work actually performed, if any, or failed to be performed, shall have no material adverse effect on the value of such Property from the value that such Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. The Grantor will, in good faith and in a commercially reasonable manner, file and prosecute the adjustment, compromise or settlement of any claim for insurance or Taking Proceeds and, subject to the Grantor's right to receive the direct payment of any Proceeds up to the Casualty Amount subject to the provisions below, will cause the same to be collected and the net Proceeds paid over to the Beneficiary, to be held and applied in accordance with the provisions of this Mortgage. The Grantor hereby irrevocably authorizes and empowers the Beneficiary, in the name of the Grantor as its true and lawful attorney-in-fact, to file and prosecute such claim and to collect and to make receipt for any such payment, and, in the event the Grantor fails so to act for a period of ten (10) days following the Grantor's receipt of written notice from the Beneficiary or if an Event of Default shall have occurred and be continuing, then in such case the Beneficiary may file such claim and prosecute it with counsel satisfactory to it at the expense of the Grantor. The Beneficiary shall have the right to approve, such approval not to be unreasonably withheld or delayed, any settlement which might result in any Proceeds in excess of the Casualty Amount, and the Grantor will deliver to the Beneficiary all instruments reasonably requested by the Beneficiary to permit such approval. The Grantor will pay all costs, fees and expenses reasonably and actually incurred by the Beneficiary (including all reasonable attorneys' fees and expenses actually incurred, the reasonable fees of insurance experts and adjusters and reasonable costs incurred in any litigation or arbitration) in connection with the settlement of any claim for insurance or Taking Proceeds and seeking and obtaining of any payment on account thereof in accordance with the foregoing provisions. If any insurance or Taking Proceeds are received by the Grantor, such Proceeds shall be received in trust for the Beneficiary (on behalf of the Banks), shall be used to pay for the cost of the Work in accordance with the terms hereof, and in the event such Proceeds are in excess of the Casualty Amount, shall be forthwith paid to the Beneficiary to be held by the Beneficiary in a segregated account in trust for the Grantor, in each case to be applied or disbursed in accordance with the provisions hereof.

               (c) Upon the occurrence and during the continuance of an Event of Default hereunder, all net Proceeds shall be paid over to the Beneficiary (on behalf of the Banks) and shall be applied first toward reimbursement of the Beneficiary's reasonable costs and expenses actually incurred in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then to the payment or prepayment of the Indebtedness secured hereby in such order as the Beneficiary shall determine.

               (d) If Proceeds are not paid directly to Grantor pursuant to this Section 6 or are not required to be applied towards payment of the Indebtedness pursuant to Section 6(c) above, then the Beneficiary shall make the Proceeds which it is holding pursuant to the terms hereof available to the Grantor (after payment of any reasonable expenses actually incurred by the Beneficiary in connection with the collection thereof), for payment of or reimbursement of the Grantor's expenses incurred with respect to the Work, upon the following terms and subject to the following conditions:

                    (i) there shall be no continuing Event of Default hereunder;

                    (ii) if the estimated cost of the Work (as estimated by the architect referred to in clause (iii) below) shall exceed the Proceeds available, the Grantor shall at its option either deposit with or deliver to the Beneficiary an amount equal to such excess in the form of (A) Cash and Cash Equivalents or (B) an unconditional, irrevocable, clean sight draft letter of credit in commercially reasonable form and issued by an Approved Bank; and

                    (iii) the Beneficiary shall be furnished with an estimate of the cost of the Work accompanied by an Independent Architect's certification as to such costs and appropriate plans and specifications for the Work. The plans and specification or construction documents shall require that the Work be done in a first-class workmanlike manner at least equivalent to the quality and character of the original Improvements (provided, however, that in the case of a Taking the restoration of the
      --------  -------
     applicable Property shall be done to the extent reasonably practicable after taking into account the consequences of such Taking), so that upon completion thereof, the applicable Property shall be at least equal in value and general utility to such Property immediately prior to the damage or destruction. The Grantor shall restore all Improvements such that when they are fully restored and/or repaired such Improvements and their contemplated use fully comply with all applicable Legal Requirements, including, without limitation, zoning, environmental and building laws, codes, ordinances and regulations.

               (e) Disbursement of the Proceeds to the Grantor shall be made from time to time (but not more frequently than once in any month) by the Beneficiary as the Work progresses upon receipt by the Beneficiary of (i) an Officers' Certificate dated not more than thirty (30) days prior to the application for such payment, requesting such payment or reimbursement and setting forth the Work performed which is the subject of such request, the parties which performed such Work and the actual cost thereof, and also certifying that such Work and materials are free and clear of Liens (subject to Section 7(c) hereof) other than Permitted Exceptions and (ii) an Independent Architect's certificate certifying performance of the Work together with an estimate of the cost to complete the Work. No payment made prior to the final completion of the Work shall exceed ninety percent (90%) of the value of the Work performed or materials furnished and incorporated into the Improvements from time to time, and at all times the undisbursed balance of said Proceeds, together with all amounts deposited, bond ed, guaranteed or otherwise funded pursuant to clause
(ii) above, shall be at least sufficient to pay for the cost of completion of the Work, free and clear of Liens (subject to Section 7(c) hereof) other than Permitted Exceptions; final payment shall be made upon receipt by the Beneficiary of a certification by an Independent Architect as to the completion substantially in accordance with the submitted plans and specifications, and the filing of a notice of completion and the receipt by the Beneficiary of final lien waivers (subject to Section 7(c) hereof) from each contractor or materialman. The Beneficiary may at its option require an endorsement to its title insurance policy insuring the continued priority of the Lien of this Mortgage (subject to Permitted Exceptions) as to all sums advanced hereunder, such endorsement to be paid for by the Grantor.

               (f) In the event that any condition to application of Proceeds to the Work contained in Section 6(d) above is not satisfied within a reasonable period of time, then, upon thirty (30) days prior written notice all Proceeds with respect to the Taking of or damage or injury to the Trust Estate in question shall be applied by the Beneficiary to the payment or prepayment of all or any portion of the Indebtedness secured hereby.

               (g) In the event that, after the completion of the Work and payment of all costs of completion, there are excess Proceeds, then, upon thirty
(30) days prior written notice to Grantor such excess Proceeds with respect to the Taking of or damage or injury to the Trust Estate shall be applied by the Beneficiary to the payment or prepayment of all or any portion of the Indebtedness secured hereby.

               (h) In the event of a Taking of 25% of any Property, the Grantor shall prepay the Note, without penalty or premium, in an amount equal to the net Proceeds received by the Grantor for such Property.

               (i) In the event of a casualty which damages 25% of any Property, the Grantor shall prepay the Note, without penalty or premium, in an amount equal to the net Proceeds received by the Grantor for such Property, and such Property shall be released from the lien and security interests of the Loan Documents.

          7.   Impositions, Liens and Other Items.
               ----------------------------------

                    (a) The Grantor shall deliver to the Beneficiary [annually, no later than fifteen (15) Business Days after the first day of each fiscal year of the Grantor], and shall update as new information is received, a schedule describing all Impositions payable or estimated to be payable during such fiscal year attributable to or affecting the Trust Estate or the Grantor. Subject to its right of contest set forth in Section 7(c), the Grantor shall pay all Impositions which are attributable to or affect each of the Properties or the Grantor with respect to each of the Properties, prior to the date such Impositions shall become delinquent or late charges may be imposed thereon, directly to the applicable taxing authority with respect thereto, unless and to the extent the Beneficiary shall pay such Impositions from any Mortgage Escrow Amounts pursuant to Section 8 hereof. The Grantor shall deliver to Beneficiary, not later than forty five (45) days after each payment of Impositions, paid receipts evidencing the payment of such Impositions.

                    (b) Subject to its right of contest set forth in Section 7(c), the Grantor shall at all times keep the Properties and the Equipment located thereon free from all Liens (other than the Lien hereof and Permitted Exceptions) and shall pay when due and payable all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a Lien on any Property or any portion thereof and the Equipment located thereon, whether ranked senior, pari passu or junior to the priority of the Lien created hereby, and shall in any event cause the prompt, full and unconditional discharge of all Liens imposed on or against any Property, or any portion thereof, and the Equipment located thereon within forty-five (45) Domestic Business Days after receiving written notice of the filing (whether from the Beneficiary, the lienor or any other Person) thereof. The Grantor shall do or cause to be done, at the sole cost of the Grantor, everything necessary to fully preserve the first priority of the Lien of this Mortgage against the Properties and the Equipment located thereon, subject to the Permitted Exceptions. Upon the occurrence of an Event of Default with respect to Grantor's Obligations as set forth in this Section 7, the Beneficiary may (but shall not be obligated to) make such payment or discharge such Lien, and the Grantor shall reimburse the Beneficiary on demand for all such advances pursuant to Section 15 hereof, together with interest thereon at the Default Rate.

               (c) Nothing contained herein shall be deemed to require the Grantor to pay any Imposition, to satisfy any Lien or to comply with any Legal Requirement or Insurance Requirement so long as the Grantor is in good faith, and by proper legal proceedings, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding, (i) no Event of Default shall exist and be continuing hereunder,
(ii) adequate reserves with respect thereto are maintained on the Grantor's books in accordance with GAAP, (iii) such contest operates to suspend collection or enforcement, as the case may be, of the contested Imposition or Lien and such contest is maintained and prosecuted continuously and with diligence, (iv) in the case of any Insurance Requirement, the failure of the Grantor to comply therewith shall not impair the validity of any insurance required to be maintained by the Grantor under Section 5 or the right to full payment of any claims thereunder, and (v) in the case of Impositions and Liens, during such contest, security in the form required by Section 6(d)(ii), assuring the discharge of the Grantor's obligations being contested and of any additional interest, charge, or penalty arising from such contest. Notwithstanding the foregoing, any such reserves or the furnishing of any bond or other security, the Grantor promptly shall comply with any contested Legal Requirement or Insurance Requirement or shall pay any contested Impositiontion or Lien, and compliance therewith or payment thereof shall not be deferred, if, at any time a Property or any portion thereof, or any Equipment located thereon shall be, in the Beneficiary's reasonable judgment, in danger of being forfeited or lost or the Beneficiary may be subject to civil or criminal damages as a result thereof. If such action or proceeding is terminated or discontinued adversely to the Grantor without any right of appeal exercised by the Grantor within the time period legally permitted therefore, the Grantor, upon written demand, shall deliver to the Beneficiary reasonable evidence of the Grantor's compliance with such contested Imposition, Lien, Legal Requirements or Insurance Requirements, as the case may be.

          8.   Funds for Taxes and Insurance.
               -----------------------------

                 (a) The Grantor shall pay additional amounts sufficient to discharge the obligations of the Grantor under Sections 5 and 7 hereof with respect to insurance premiums and Impositions and all Ground Rent, as and when such amounts become due (such amounts, the "Mortgage Escrow Amounts"). The
                                            -----------------------
Grantor shall pay to the Beneficiary to be held in an account controlled by the Beneficiary (the "Escrow Account") the monthly amount of Ground Rent together
                  --------------
with a sum which bears the same relation to the annual insurance premiums for all insurance required by the terms hereof and Impositions assessed against the Properties for the insurance period or tax year then in effect, as the case may be, as (i) the number of months elapsed as of the date of such election since the last preceding installment of said premiums or Impositions shall have become due and payable bears to (ii) twelve (12). For the purpose of this computation, the month in which such last preceding installment of premiums or Impositions became due and payable and the month in which the Beneficiary makes such election shall be included and deemed to have elapsed. During each month thereafter, until the Beneficiary shall elect in its sole and absolute discretion that the provisions of this Section 8 shall no longer be applicable, the Grantor shall pay with respect to the Mortgage Escrow Amounts a sum equal to the monthly Ground Rent plus one-twelfth of such insurance premiums and such Impositions for the then-current insurance period and tax year, so that as each installment of Ground Rent and such premiums and Impositions shall become due and payable, the Beneficiary shall have received a sum sufficient to pay the same. If the amount of such premiums and Impositions has not been definitely ascertained at the time when any such monthly deposits are to be made, the Grantor shall pay Mortgage Escrow Amounts based upon the amount of such premiums and Impositions for the preceding year, subject to adjustment as and when the amount of such premiums and Impositions are ascertained.

               (b) The Grantor may elect to replace any Mortgage Escrow Amounts then being retained by the Beneficiary and satisfy its obligations under this
Section 8 by delivery of an unconditional, irrevocable, clean sight draft letter of credit in commercially reasonable form and issued by an Approved Bank (which letter of credit shall not expire until a date two months after the Maturity Date, as defined in the Note or the Credit Agreement) or Cash and Cash Equivalents (any such security, "Mortgage Escrow Security") in an amount
                                 ------------------------
sufficient (including the amount of the Mortgage Escrow Amounts so replaced) to discharge the Impositions and insurance premiums which shall become due during the six (6) month period immediately after the date of delivery of such Mortgage Escrow Security (and for each six (6) month period thereafter for so long as the Grantor elects to post such security in lieu of the Beneficiary's retention of such amounts in the Escrow Account) and with maturities corresponding to the respective due dates of such obligations. Notwithstanding the foregoing, it shall be a condition to the Grantor's delivery of any Mortgage Escrow Security (other than cash) in satisfaction of its obligations under this Section 8, that the Grantor, at its expense, execute, acknowledge and deliver to the Beneficiary such additional security agreements, financing statements and other documents or instruments including, without limitation, an Opinion of Counsel, and take all such actions which in the reasonable opinion of the Beneficiary or its counsel may be necessary to grant and convey to the Beneficiary a perfected security interest in and to any and all of the Mortgage Escrow Security.

               (c) The Mortgage Escrow Amounts (or any Mortgage Escrow Security posted in lieu thereof pursuant to Section 8(b)) shall be held by the Beneficiary and shall be applied by Beneficiary to the payment of the obligations in respect of which such Mortgage Escrow Amounts were required except upon the occurrence of an Event of Default and the acceleration of the
Note in
which case all or any portion of such Mortgage Escrow Amounts (or any Mortgage Escrow Security posted in lieu thereof) may be so transferred or otherwise applied to the Indebtedness in such order or priority as the Beneficiary may elect or the Beneficiary may exercise any of its rights or remedies with respect to same under any of the Loan Documents, at law or in equity. Any Mortgage Escrow Amounts paid by the Grantor (or Mortgage Escrow Security posted with the Beneficiary) in excess of the actual obligations for which they were required, shall be held and applied to the obligations for the ensuing year or otherwise applied in accordance with the terms of the Loan Documents. Nothing herein contained shall be deemed to affect any right or remedy of the Beneficiary under this Mortgage or otherwise at law or in equity to pay any such amount and to add the amount so paid to the Indebtedness hereby secured. Any such application of said amounts or any portion thereof to any Indebtedness secured hereby shall not be construed to cure or waive any Default or notice of Default hereunder or invalidate any act done pursuant to any such Default or notice. Beneficiary may direct its agent under the Cash Collateral Agreement to make withdrawals from the Escrow Account for the purpose of making payments contemplated in this
Section 8(a).

               (d) The Grantor shall deliver to the Beneficiary all tax bills, bond and assessment statements, statements of insurance premiums, and statements for any other obligations referred to above as soon as the same are received by the Grantor, and the Beneficiary shall cause the same to be paid when due to the extent of Mortgage Escrow Amounts in the Escrow Account available therefor. It is expressly acknowledged and agreed that the Beneficiary shall have no obligation whatsoever to advance any amounts in payment of all or any portion of such obligations to the extent that Mortgage Escrow Amounts received are insufficient to pay any such obligations as and when the same become due.

          9.   The Beneficiary and Trustees.  If any section of this Mortgage
               ----------------------------
provides that this document shall constitute a deed of trust, the provisions of this Section 9 shall be applicable.

               (a) The Trustees accept the trusts hereby created and agree to perform the duties herein required of them upon the terms and conditions hereof.

          The duties and obligations of the Trustees in respect of this Mortgage shall be as set forth in this Section 9.

                    (i) Except upon the occurrence and during the continuance of an Event of Default actually known to the Beneficiary,

                    (A) the Trustees shall undertake to perform such duties and obligations and only such duties and obligations as are specifically set forth in this Mortgage and the Loan Documents or as otherwise directed by a letter of direction from the Beneficiary, and no implied covenants or obligations shall be read into this Mortgage or the Loan Documents against the Trustees; and

                    (B) in the absence of bad faith, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustees and conforming to the requirements of this Mortgage and the Loan Documents.

                    (ii) In case an Event of Default known to the Beneficiary has occurred and is continuing, the Trustees shall exercise the rights and powers vested in the Trustees by this Mortgage and the Loan Documents, with reasonable care, as directed by Beneficiary.

                    (iii) No provision of this Mortgage shall be construed to relieve the Trustees from liability for their own gross negligence or willful misconduct, except that
                         ------

                    (A) this Subsection shall not be construed to limit the effect of subsection (b) of this Section 9;

                    (B) the Trustees shall not be liable for any error of judgment made in good faith by an officer of the Trustees, unless it shall be proved that such Trustees were negligent in ascertaining the pertinent facts; and

                    (C) the Trustees shall not be liable with respect to any action taken or omitted to be taken in good faith in accordance with the direction of the Beneficiary relating to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Mortgage or the other Loan Documents.

                    (iv) Whether or not therein expressly so provided, every provision of this Mortgage relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 9(a).

                    (v) No provision of this Mortgage shall require the Trustees to expend or risk their own funds or otherwise incur any personal financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers.

               (b) At any time or times for the purpose of meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located, the Beneficiary shall have the power to appoint and, upon the written request of the Beneficiary, the Grantor shall for such purpose join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons reasonably approved by the Beneficiary to act as trustee pursuant to this Mortgage in such jurisdiction for such portion of the Trust Estate located in such jurisdiction (the "Jurisdictional Trustee") with such powers as are provided in the
      ----------------------
instrument of appointment which shall expressly designate the Properties affected and the capacity of the appointee as a Jurisdictional Trustee, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 9. If the Grantor does not join in such appointment within fifteen
(15) days after the receipt by it of a request so to do, or in case an

Event of Default has occurred and is continuing, the Beneficiary alone shall make such appointment. Should any written instrument from the Grantor be required by any Jurisdictional Trustee so appointed for more fully confirming to such Jurisdictional Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Grantor.

                    (i) Every Jurisdictional Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the terms set forth in Section 9(b)(iii) hereof.

                    (ii) As of the date hereof the Trustee named on page 1 hereof is hereby appointed Jurisdictional Trustee for the State in which the Properties are located.

                    (iii) To the extent permitted by law, but to such extent only, the Jurisdictional Trustee is appointed herein subject to the following terms, namely:

                    (A) Subject to the terms hereof and to the extent permitted by law, all rights, powers, duties and obligations under this Mortgage granted to or imposed upon the Beneficiary and the Jurisdictional Trustee shall be exercised solely by the Beneficiary.

                    (B) The rights, powers, duties and obligations hereby conferred or imposed upon the Beneficiary and the Jurisdictional Trustee in respect of any Property covered by such appointment shall be exercised or performed by the Beneficiary separately, or at the election of the Beneficiary by the Beneficiary and the Jurisdictional Trustee jointly, except to the extent that (i) under any law of any jurisdiction in which any particular act is to be performed by the Beneficiary and/or the Jurisdictional Trustee and the Beneficiary shall be incompetent or unqualified to perform such act or (ii) the Beneficiary shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Jurisdic-tional Trustee at the written direction of the Beneficiary.

                    (C) The Beneficiary at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Jurisdictional Trustee. Upon the written request of the Beneficiary the Grantor shall join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to the Jurisdictional Trustee so resigned or removed may be appointed in the manner provided in this Section 9.

                    (D) Upon the resignation or removal of any Jurisdictional Trustee, the Beneficiary shall have power to appoint and, upon the written request of the Beneficiary, the Grantor shall, for such purpose, join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons reasonably approved by the Beneficiary to act as successor Jurisdictional Trustee of all or any part of the Trust Estate so designated, with such power as provided for in this Section 9, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 9. If the Grantor does not join in such appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Beneficiary acting alone shall make such appointment. Should any written instrument from the Grantor be required by any successor Jurisdictional Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Grantor.

                    (E) No Jurisdictional Trustee hereunder shall be personally liable by reason of any act or omission of the Beneficiary or any other trustee hereunder and the Beneficiary shall not be personally liable by reason of any act or omission of the Jurisdictional Trustee; neither shall knowledge of the Beneficiary be imputed to the Jurisdictional Trustee nor shall knowledge of the Jurisdictional Trustee be imputed to the Beneficiary.

                    (F) Any notice delivered to the Beneficiary shall be deemed to have been sufficiently delivered without any delivery to the Jurisdictional Trustee.

                    (G) Any obligation of the Grantor to file or give notices, reports or information to the Beneficiary hereunder shall be satisfied by the delivery thereof to the Beneficiary.

                    (H) Any successor to the Jurisdictional Trustee (herein, called the Successor Jurisdictional Trustee) shall execute, acknowledge and deliver to his predecessor (herein called the Predecessor Jurisdictional Trustee), the Beneficiary and the Grantor, an instrument accepting such appointment. Thereupon, the Successor Jurisdictional
     Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Jurisdictional Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Jurisdictional Trustee. At the written request of the Grantor, the Beneficiary or the Successor Jurisdictional Trustee, the Predecessor Jurisdictional Trustee shall execute and deliver an instrument, in recordable form, transferring to the Successor Jurisdictional Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign transfer, deliver and pay over to the Successor Jurisdictional Trustee, any property and money subject to the lien hereof held by him. If any written instrument from the Grantor or the Beneficiary be required by the Successor Jurisdictional Trustee for more fully and certainly vesting in and confirming to the Successor Jurisdictional Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Jurisdictional Trustee, all such instruments shall be made, executed, acknowledged and delivered by the Grantor or the Beneficiary to the Successor Jurisdictional Trustee.

               (c)  The Grantor covenants and agrees:

                    (i) to reimburse the Beneficiary and the Trustees from time to time for all reasonable, out-of-pocket costs and expenses incurred by them hereunder;

                    (ii) to reimburse each of the Beneficiary and the Trustees upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it or him in accordance with any provision of this Mortgage (including reasonable compensation, expenses and disbursements of agents and counsel), except any such expense, disbursement or advance as may be attributable to Beneficiary's or Trustee's negligence or bad faith; and

                    (iii) to indemnify the Beneficiary and the Trustees for, and to hold each harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its or his part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the enforcement of remedies hereunder including the reasonable costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of the powers or duties hereunder or thereunder (except any liability incurred by the Trustees and the Jurisdictional Trustee with negligence, willful misconduct or bad faith on its or their part).

The obligations of the Grantor under this Section 9(c) to compensate or indemnify the Trustees and the Beneficiary and to pay or reimburse the Trustees and the Beneficiary for reasonable, out-of-pocket expenses, disbursements and advances shall constitute additional Indebtedness hereunder and shall survive the satisfaction and discharge of this Mortgage. When the Trustees or the Beneficiary incur expenses or render services after an occurrence of an Event of Default hereunder, the expenses and compensation for services are intended to constitute expenses of administration under any Bankruptcy Law.

          (d) If an individual Person is named as Trustee on page 1 hereof, such individual is hereby appointed Individual Trustee for the State in which the Properties are located. To the extent permitted by law, but to such extent only, the Individual Trustee is appointed herein by the Beneficiary subject to the following terms, namely:

               (i) Subject to the terms hereof and to the extent permitted by law, all the rights, powers, duties and obligations under this Mortgage granted to or imposed upon the Individual Trustees shall be exercised solely by the Beneficiary except as herein provided.

               (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Individual Trustee in respect of any property covered by such appointment shall be exercised or performed by the Beneficiary separately, or at the election of the Beneficiary by the Beneficiary and the Individual Trustee jointly, except to the extent that
     (i) under any law of any jurisdiction in which any particular act is to be performed by the Individual Trustees the Beneficiary shall be incompetent or unqualified to perform such act or (ii) the Beneficiary shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee at the written direction of the Beneficiary.

               (iii) The Beneficiary at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Individual Trustee. Upon the written request of the Beneficiary, the Grantor shall join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to the Individual Trustee so resigned or removed may be appointed in the manner provided in this Section.

               (iv) Upon the death, resignation or removal of any Individual Trustee, the Beneficiary shall have power to appoint and, upon the written request of the Beneficiary, the Grantor shall, for such purpose, join with the Beneficiary in the execution, delivery and performance of all instru-ments and agreements necessary or proper to appoint, one or more persons approved by the Beneficiary to act as Successor Individual Trustee together with the Beneficiary of all or any part of the Trust Estate, with such powers as provided for in this Section 9, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this
     Section 9. If the Grantor does not join in such appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Beneficiary acting alone shall make such appointment.

               (v) Should any written instrument from the Grantor be required by any successor Individual Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Grantor.

               (vi) No Individual Trustee hereunder shall be personally liable by reason of any act or omission of the Beneficiary or any other trustee hereunder and the Beneficiary shall not be personally liable by reason of any act or omission of the Individual Trustee; neither shall knowledge of the Beneficiary be imputed to the Individual Trustee nor shall knowledge of the Individual Trustee be imputed to the Beneficiary.

               (vii) Any notice delivered to the Beneficiary shall be deemed to have been sufficiently delivered without any delivery to the Individual Trustee.

               (viii) Any obligation of the Grantor to file or give notices, reports or information to the Trustees hereunder shall be satisfied by the delivery thereof to the Beneficiary.

          Any successor to the Individual Trustee (herein, in this subsection
(h) called the "Successor Individual Trustee") shall execute, acknowledge and
                ----------------------------
deliver to his predecessor (herein, in this subsection (h), called the "Predecessor Individual Trustee"), the Beneficiary and the Grantor, an
     ------------------------------
instrument accepting such appointment. Thereupon, the Successor Individual Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Individual Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Individual Trustee. At the written request of the Grantor, the Beneficiary or the Successor Individual Trustee, the Predecessor Individual Trustee shall execute and deliver an instrument transferring to the Successor Individual Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign, transfer, deliver and pay over to the Successor Individual Trustee, any property and money subject to the lien hereof held by him. If any written instrument from the Grantor or the Beneficiary be required by the Successor Individual Trustee for more fully and certainly vesting in and confirming to the Successor Individual Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Individual Trustee, all such instruments shall be made, executed, acknowledged and delivered by the Grantor or the Beneficiary to the Successor Individual Trustee.

               (e) At any time or times, (i) for the purpose of meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located or (ii) if the Beneficiary deems it to be necessary or desirable for the protection of its interests, the Beneficiary shall have the power to appoint, and upon written request of the Beneficiary, the Grantor shall for such purpose join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Beneficiary either to act as co-trustee, jointly with the Beneficiary, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment which shall expressly designate the property affected and the capacity of the appointee as either a co-trustee or separate trustee, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 9. If the Grantor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Beneficiary alone shall make such appointment.

          Should any written instrument from the Grantor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, by request, be executed, acknowledged and delivered by the Grantor.

          Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the same terms as hereinabove set forth for the Individual Trustee.

          10.  Transfers, Additional Indebtedness and Subordinate Liens.
               --------------------------------------------------------

               (a) Except as permitted under the Credit Agreement, the Grantor will not without the Beneficiary's prior written consent, which consent may be withheld in the Beneficiary's sole discretion, (i) sell, assign, convey, transfer or otherwise dispose of legal or beneficial interests in all or any part of the Properties, (ii) incur additional Debt (as such term is defined in the Credit Agreement), (iii) sell, assign, convey, transfer, or otherwise dispose of any legal or beneficial interest in the Grantor or any entity constituting the Grantor, or permit any owner of a legal or beneficial interest in the Grantor to do the same, or file a declaration of condominium with respect to any Property, or (iv) mortgage, hypothecate or otherwise encumber or grant a security interest in the Trust Estate or any interest in the Grantor or entity constituting the Grantor (the matters referred to in clauses (i) through
(iv) are collectively referred to as a "Transfer").
                                        --------

               (b) Any Transfer made in violation of this Mortgage or the Credit Agreement shall be an immediate Event of Default hereunder and shall be void and of no force or effect as against the Beneficiary. Upon any such Transfer made in violation of Section 10(a), the Beneficiary may, at its option and without limiting any other right or remedy available to the Beneficiary here under,under any of the other Loan Documents, or otherwise at law or in equity, accelerate the maturity of the

Note and require the payment of the then existing outstanding principal balance, accrued interest and all other Indebtedness due under the Note and this Mortgage and any and all other amounts due to the Beneficiary. The Grantor shall reimburse the Beneficiary for all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, actually incurred by the Beneficiary in connection with the review by the Beneficiary of the Grantor's request for the Beneficiary's consent to a Transfer of all or any portion of the Trust Estate or any interest therein or any interest in the Grantor.

          11.  Maintenance of Trust Estate; Alterations; Inspection; Utilities.
               ---------------------------------------------------------------

               (a) The Grantor shall keep and maintain the Trust Estate and every part thereof in good condition and repair, subject to ordinary wear and tear, and shall not permit or commit any impairment, deterioration or intentional waste of any Property and the Equipment located thereon in any material respect. The Grantor further covenants to do all other acts which from the character or use of any Property may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general. The Grantor shall not remove or demolish any Improvement on any Property except as the same may be necessary in connection with an Alteration or a restoration in connection with a Taking or casualty, required under the Leases or in the ordinary course of business in accordance with the terms and conditions hereof.

               (b) Except as may be necessary in connection with an Alteration permitted by Section 11(c) below, the Grantor shall not make any changes or allow any changes to be made in the use of a Property as a commercial or industrial property and related uses or initiate or acquiesce in any change in any zoning or other land use classification affecting all or any portion of a Property now or hereafter in effect and affecting all or any portion of a Property.

               (c) The Grantor shall have the right, without the Beneficiary's consent, to undertake any alteration, improvement, demolition or removal (any such alteration, improvement, demolition or removal, an "Al-
                                                         ---
teration") of a Property or any portion thereof so long as any such Alteration
--------
is (i) required or permitted pursuant to or in connection with any Lease or (ii) provided that no Event of Default shall have occurred and be continuing hereunder, does not in the aggregate cost more than [$250,000]. The Beneficiary shall not unreasonably withhold its consent to any Alteration in excess of [$250,000] which is not otherwise permitted under the terms of the applicable Lease. Any Alteration which involves an estimated cost of more than [$250,000] in the aggregate for any Property shall be conducted under the supervision of an Independent Architect, and no such Alteration shall be undertaken until five (5) Domestic Business Days after there shall have been filed with the Beneficiary, for information purposes only and not for approval by the Beneficiary, detailed plans and specifications and cost estimates therefor, prepared and approved in writing by such Independent Architect. Such plans and specifications may be revised at any time and from time to time, provided that material revisions of such plans and specifications are filed with the Beneficiary, for information purposes only, together with the written approval thereof by such Independent Architect. All work done in connection with any Alteration shall be performed with due diligence in a good and workmanlike manner, all materials used in connection with any Alteration shall not be less than the standard of quality of the materials currently used at such Property and all work performed and all materials used shall be in accordance with all applicable Legal Requirements and the insurance requirements of the insurance policies required hereby.

               (d) The Beneficiary and any Persons authorized by them may at all reasonable times, upon reasonable notice and in compliance with the Leases enter and examine any Property and may inspect all work done, labor performed and materials furnished in and about any Property

          12.  Legal Compliance.  The Grantor and the Properties and the
               ----------------
Equipment thereon and the use thereof comply in all material respects with all Legal Requirements (hereinafter defined). Subject to the Grantor's right of contest pursuant to Section 7(c), the Grantor shall comply with and conform in all material respects to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, and irrespective of the nature of the work to be done, of every Governmental Authority including, without limitation, Environmental Laws, consumer protection laws and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Grantor or to any Property and the Equipment thereon, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any Property and the Equipment thereon, including, without limitation, building and zoning codes and ordinances (collectively, the "Legal Requirements"), the failure to comply
                                   ------------------
with would, in the aggregate, have a material adverse effect on the value of any Property taken as a whole.

          13.  Books and Records, Financial Statements, Reports and Other
               ----------------------------------------------------------
Information.
-----------

          (a)  Books and Records.  Grantor will keep and maintain on a fiscal
               -----------------
year basis proper books and records separate from any other Person, in which accurate and complete entries shall be made of all dealings or transactions of or in relation to the Note, the Trust Estate and the business and affairs of Grantor relating to the Trust Estate, in accordance with GAAP. Beneficiary and its authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of Grantor relating to the operation of the Trust Estate and to make such copies or extracts thereof as Beneficiary may reasonably require.

          (b)  Other Information.  Grantor will, promptly after written request
               -----------------
by Beneficiary, furnish or cause to be furnished to Beneficiary, in such manner and in such detail as may be reasonably requested by Beneficiary, such reasonable additional information as may be reasonably requested by Beneficiary with respect to the Trust Estate.

          14.  Compliance with Leases and Agreements.
               -------------------------------------

               (a) The Grantor has heretofore delivered to the Beneficiary true and complete copies of all Leases, and all Agreements and any and all amendments or modifications thereof as required under the Credit Agreement. The Leases and Agreements are in full force and effect and the Grantor has neither given to, nor received any written notice of default from, any Tenants under any Leases or any party to any of the Agreements, and, to the Grantor's knowledge, no events or circumstances exist which with or without the giving of notice, the passage of time or both, may constitute a default under any of the Leases or Agreements. The Grantor will promptly notify the Beneficiary upon the occurrence of any of the foregoing events.

               (b) The Grantor may, at all times, lease to any Person space within any Property in a manner consistent with other first-class office properties comparable to the applicable Property and then current market conditions existing in the applicable market area in which such Property is located, and otherwise in accordance with this Mortgage. Each Lease entered into after the date hereof (including the renewal or extension on or after the date hereof of any Lease entered into prior to the date hereof if the rent payable during such renewal or extension, or a formula or other method to compute such rent, is not provided for in such Lease (such a renewal or extension a "Renewal
                                                                        -------
Lease")) shall either (i) (A) provide for payment of rent and all other material
-----
amounts payable thereunder at rates at least equal to the fair market rental value (taking into account the type and creditworthiness of the tenant, the length of tenancy and the location and size of the unit so rented), as of the date such Lease is executed by the Grantor, of the space covered by such Lease or Renewal Lease for the term thereof, including any renewal options, (B) not contain any provision whereby the rent payable thereunder would be based, in whole or in part, upon the net income or profits derived by any Person from the applicable Property (provided, however, that it may contain a provision in which
                     --------  -------
a portion of rent may be payable based on a percentage of gross income), (C) not entitle any Tenant to receive and retain Proceeds of a Taking except those that may be specifically awarded to it in condemnation proceedings because of the Taking of its trade fixtures and its leasehold improvements which have not become part of the realty and such business loss and relocation expenses as tenant may specifically and separately establish and (D) not have a material adverse effect on the value of the Property in which it is to be located or (ii) be consented to by the Beneficiary. Each such Lease (other than Renewal Leases) in excess of _____ rentable square feet shall be subject to the prior consent of Beneficiary, which consent shall not be unreasonably withheld. Any such Renewal Lease shall also be subject to the prior consent of Beneficiary, which consent shall not be unreasonably withheld, in the case of any Renewal Lease which either provides for (x) any change to any financial provision of the Lease being renewed or extended, or (y) any other material modification or amendment. Beneficiary shall grant or deny its consent within five (5) Domestic Business Days after receipt of request therefor (together with a copy of the proposed Renewal Lease). If the Beneficiary shall fail to respond within such five (5) Domestic Business Day period, the Beneficiary shall be deemed to have granted its consent to the proposed Renewal Lease. In addition, the Grantor shall give the Beneficiary not less than one (1) Domestic Business Day's prior written notice (together with a copy of the proposed Renewal Lease) of any other proposed Renewal Lease prior to the execution thereof. Without the prior consent of Beneficiary, which consent shall not be unreasonably withheld, the Grantor may not amend, modify or waive the provisions of any Lease in excess of _____ rentable square feet or terminate, reduce rents under or shorten the term of any such Lease.

               (c) The Grantor shall (i) promptly perform and observe all of the material terms, covenants and conditions required to be performed and observed by the Grantor under the Leases and Agreements such that there will be no material and adverse impairment of the value of the Property to which the Lease or Agreement relates or the Beneficiary's interest under this Mortgage; and (ii) collect the Rents under the Leases at such times as are customary in the ordinary course of the Grantor's business and may collect such security deposits as are permitted by Legal Requirements and are commercially reasonable in the prevailing market and collect escalations, percentage rent and other charges in accordance with the terms of each Lease.

               (d)  All Leases entered into by the Grantor after the date hereof shall be subject and subordinate to this Mortgage (through either subordination provisions in the Leases or separate nondisturbance agreements), and shall provide that the Tenant thereunder shall attorn to the Beneficiary, or any other Person succeeding to the interest of the Beneficiary, on the terms set forth in Section 14(e); provided that the Tenant's rights under the Lease shall not be impaired or otherwise affected by such subordination or the foreclosure of this
Mortgage, unless such Tenant has defaulted under the Lease and all applicable grace or cure periods thereunder have expired. The Beneficiary, at the request of the Grantor, shall enter into a subordination, attornment and nondisturbance agreement, in form and substance reasonably acceptable to the Beneficiary with any existing Tenant or any Tenant entering into a Lease after the date hereof (other than a Lease to an Affiliate of the Grantor) provided, in any event, that
                                                    --------
such Tenant leases at least 15% of the rentable square feet of the Improvements. All actual, out-of-pocket costs and expenses of the Beneficiary in connection with the negotiation, preparation, execution and delivery of any nondisturbance agreement, including, without limitation, reasonable attorneys' fees and disbursements, shall be paid by the Grantor.

               (e) Each Lease entered into from and after the date hereof shall provide that: in the event of the enforcement by the Beneficiary of any remedy under this Mortgage, the Tenant under such Lease shall, at the option of the Beneficiary or of any other Person succeeding to the interest of the
Beneficiary as a result of such enforcement, subject to the Beneficiary's and such Tenant's delivery of any nondisturbance agreement required hereunder (except with respect to any Lease to an Affiliate of Tenant), attorn to the Beneficiary or to such Person and shall recognize the Beneficiary or such successor in interest as lessor under such Lease without change in the provisions thereof; provided, however, the Beneficiary or such successor in
                    --------  -------
interest shall not be liable for or bound by (i) any payment of an installment of rent or additional rent which may have been made more than thirty (30) days before the due date of such installment, (ii) any amendment or modification to or termination of any such Lease not in conformity with Section 14(b), (iii) any act or omission of or default by the Grantor under any such Lease, or (iv) any credits, claims, setoffs or defenses which any Tenant may have against the Grantor. Each such Tenant, upon reasonable request by the Beneficiary or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment, subject to the Beneficiary's delivery of a nondisturbance agreement to such Tenant (except with respect to any Lease to an Affiliate of Tenant).

          15.  The Beneficiary's Right to Perform.  Upon the occurrence and
               ----------------------------------
continuance of an Event of Default with respect to the performance of any of the Obligations contained herein, the Beneficiary, without waiving or releasing the Grantor from any Obligation or Default under this Mortgage, after delivery of notice thereof to Grantor, may (but shall not be obligated to), at any time perform the same, and the cost thereof, with interest at the Default Rate from the date of payment by the Beneficiary to the date such amount is paid by the Grantor, shall immediately be due from the Grantor to the Beneficiary, and the same shall be secured by this Mortgage and shall be a Lien on the Trust Estate prior to any right, title to, interest in or claim upon the Trust Estate attaching subsequent to the Lien of this Mortgage. No payment or advance of money by the Beneficiary under this Section 15 shall be deemed or construed to cure the Grantor's Default or waive any right or remedy of the Beneficiary hereunder.

          16.  The Grantor's Existence; Organization and Authority; Litigation.
               ---------------------------------------------------------------
The Grantor shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a corporation and its right to own property or transact business in the state in which each of the Properties is located.

          17.  Protection of Security; Costs and Expenses.  The Grantor shall
               -------------------------------------------
appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Beneficiary or the Trustees hereunder and shall pay all reasonable costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees and disbursements, in any such action or proceeding in which the Beneficiary may appear, and in any suit brought by the Beneficiary to foreclose this Mortgage or to enforce or establish any other rights or remedies of the Beneficiary hereunder. If an Event of Default occurs and is continuing under this Mortgage, or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the Lien or priority of this Mortgage or which adversely affects the Beneficiary's interest in the Trust Estate, or Property or any part thereof, including, but not limited to, eminent domain, enforcement of, or proceedings of any nature whatsoever under any Legal Requirement affecting the Trust Estate or involving the Grantor's bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, then the Beneficiary, upon reasonable notice to the Grantor, may, but without obligation to do so and without releasing the Grantor from any obligation hereunder, may make such appearances, disburse such sums and take such action as the Beneficiary deems necessary or appropriate to protect the Beneficiary's interest in the Trust Estate, including, but not limited to, disbursement of reasonable attorneys' fees, entry upon any Property to make repairs or take other action to protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of the Beneficiary appears to be prior or superior hereto. All of the costs, expenses and amounts set forth in this Section 17 shall be payable by the Grantor on demand, together with interest thereon at the rate then in effect with respect to the Note (except during the continuance of an Event of Default in which case interest shall accrue at the Default Rate), from the date of notice to Grantor of any such payment by the Beneficiary (or the Trustees) until the date of repayment by the Grantor, shall be deemed to be Indebtedness hereunder and shall be secured hereby. Nothing contained in this Section 17 shall be construed to require the Beneficiary to incur any expense, make any appearance, or take any other action.

          18.  Management of the Properties.
               ----------------------------

          (a) The Grantor covenants and agrees with the Beneficiary that the Properties will be managed at all times in a manner consistent with past practice by Grantor or by another manager acceptable to the Beneficiary. Upon the appointment of any manager (other than the Grantor or an affiliate), the Beneficiary shall have the right to approve (which approval shall not be unreasonably withheld or delayed) any management agreement with such manager and any such management agreement shall provide that it is subject and subordinate to the terms and provisions of this Mortgage.

          (b) It is acknowledged and agreed that any management agreement may be terminated at the direction of the Beneficiary at any time following the occurrence and continuance of an Event of Default hereunder and, if any such management agreement is so terminated, a substitute manager shall be appointed by the Beneficiary.

          19.  Environmental Matters.
               ---------------------

          (a) The Grantor covenants and agrees with the Beneficiary that it shall comply with all Environmental Laws, except for such instances of non-compliance which, singly, or in the aggregate, are not reasonably likely to have a Material Adverse Effect. If at any time during the continuance of the Lien of this Mortgage, Material of Environmental Concern are discovered in, around, on, or under any Property, in such concentrations as a Governmental Authority having jurisdiction over the Trust Estate would require remedial action to correct (an "Environmental Event"), the Grantor shall deliver notice of the occurrence of
 -------------------
such Environmental Event to the Beneficiary promptly after Grantor becomes aware of such Environmental Event. Within (30) thirty days after Grantor becomes aware of the occurrence of an Environmental Event, the Grantor shall deliver to the Beneficiary an Officers' Certificate (an "Environmental Certificate")
                                              -------------------------
explaining the Environmental Event in reasonable detail, setting forth to the Beneficiary the estimated cost (as determined at such time) of remedying such Environmental Event and the proposed method of remediation and time to complete such remedy. The Grantor shall complete, or cause the appropriate third party to complete, such remedy as promptly as possible in the ordinary course of business. If an Environmental Event occurs, the Grantor shall diligently remedy or diligently cause the appropriate third party to remedy all conditions giving rise to such Environmental Event in accordance with all Environmental Laws.

          (b) Notwithstanding anything to the contrary provided in this Mortgage or in any other Loan Document, the indemnification provided in the Environmental Indemnity Agreement shall be fully recourse to the Grantor and shall be independent of, and shall survive, the discharge of the Indebtedness, the release of the Lien created under this Mortgage, and/or the conveyance of title to any Property to the Beneficiary or any pur-chaser or designee in connection with a foreclosure of this Mortgage or conveyance in lieu of foreclosure. Notwithstanding the foregoing, in no event shall the indemnity contained in the Environmental Indemnity Agreement be assignable by the Beneficiary to any such purchaser at or subsequent to a foreclosure sale.

          20.  License to Collect Rents.  Beneficiary and the Grantor hereby
               ------------------------
confirm that Beneficiary has granted to the Grantor a license to collect and use the Rents as they become due and payable under the Leases in accordance with the provisions of the Assignment of Leases and Rents, until an Event of Default has occurred and is continuing; provided that the existence of such right shall
                                --------
not operate to subordinate the Assignment of Leases and Rents to any subsequent assignment, in whole or in part by the Grantor, and any such subsequent assignment shall be subject to Beneficiary's rights under this Mortgage. The Grantor further agrees to execute and deliver such assignments of leases as Beneficiary may from time to time reasonably request in order to better assure, transfer and confirm to Beneficiary the rights intended to be granted to Beneficiary with respect thereto. In accordance with the provisions of the Assignment of Leases and Rents, upon the occurrence and during the continuance of an Event of Default (1) the Grantor agrees that Beneficiary may, but shall not be obligated to, assume the management of the Properties, and collect the Rents, applying the same upon the Obligations and (2) the Grantor hereby authorizes and directs all tenants, purchasers or other persons occupying or otherwise acquiring any interest in any part of the real property to pay the Rents due under the Leases to Beneficiary upon Beneficiary's request. Beneficiary shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with this Mortgage, the Assignment of Leases and Rents, and applicable law.

          21.  Remedies.  Upon the occurrence and continuance of an Event of
               --------
Default, the Beneficiary may take such actions against the Grantor and/or against the Trust Estate or any portion thereof as the Beneficiary determines is necessary to protect and enforce its rights hereunder, without notice or demand except as set forth below. Any such actions taken by the Beneficiary shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as the Beneficiary may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of the Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Such actions may include the following:

          (a)  Acceleration.  Subject to any applicable provisions of the Note
               ------------
and the other Loan Documents, the Beneficiary may declare all or any portion of the unpaid principal balance under the Note, together with all accrued and unpaid interest thereon, and all other unpaid Indebtedness, to be immediately due and payable.

          (b)  Entry.  The Beneficiary, personally, or by its agents or
               -----
attorneys, or the Jurisdictional Trustee, or by the appointment of a receiver, at the Beneficiary's election, may enter into and upon all or any part of the Trust Estate (including any Property and any part thereof), and may exclude the Grantor, its agents and servants, including the manager therefrom; and, the Beneficiary, having and holding the same, may use, operate, manage and control the Trust Estate or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receiver. Upon every such entry, the Beneficiary may, at the expense of the Trust Estate or the Grantor, from time to time, either by purchase, repair or construction, maintain and restore the Trust Estate or any part thereof, and may insure and reinsure the same in such amount and in such manner as may seem to them to be advisable. Similarly, from time to time, the Beneficiary may, at the expense of the Trust Estate or the Grantor make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Trust Estate or any part thereof as it may seem advisable. The Beneficiary shall also have the right to manage and operate the Trust Estate or any part thereof and to carry on the business thereof and exercise all rights and powers of the Grantor with respect thereto, either in the name of the Grantor or otherwise, as may seem to them to be advisable. In confirmation of GRANTING CLAUSE V, in the case of the occurrence and continuation of an Event of Default, the Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Trust Estate or any part thereof (collectively, the "Rents") to be applied
                                                         -----
to the Obligations in the order of priorities and amounts as the Beneficiary shall elect in its sole discretion. In the event the Beneficiary elects, in its sole discretion, to apply the Rents to the Obligations in any order of priority elected by Beneficiary, the Beneficiary shall not have cause to claim that the Rents so applied to the Obligations by the Beneficiary were misappropriated by the Grantor. All actions which may be taken by the Beneficiary pursuant to this subparagraph (b) may be taken by the Jurisdictional Trustee, upon the direction of the Beneficiary. The Beneficiary or the Jurisdictional Trustee, as applicable, shall be liable to account only for rents, issues and profits and other proceeds actually received by the Beneficiary or the Jurisdictional Trustee.

               (c)  Foreclosure.
                    -----------

               (i) The Beneficiary, with or without entry, personally or by its agents or attorneys, insofar as applicable, may (i) sell or instruct the Jurisdictional Trustee, if applicable, to sell, to the extent permitted by law and pursuant to the power of sale granted herein, all and singular the Trust Estate, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales, as an entirety or in parcels, and at such times and places as required or permitted by law and as are customary in any county or parish in which a Property is located and upon such terms as the Beneficiary may fix and specify in the notice of sale to be given to the Grantor (and on such other notice published or otherwise given as provided by law), or as may be required by law; (ii) institute (or instruct the Jurisdictional Trustee to institute) proceedings for the complete or partial foreclosure of this Mortgage under the provisions of the laws of the jurisdiction or jurisdictions in which the Trust Estate or any part thereof is located, or under any other applicable provision of law; or (iii) take all steps to protect and enforce the rights of the Beneficiary, whether by action, suit or proceeding in equity or at law (for the specific performance of any covenant, condition or agreement contained in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement or any other appropriate legal or equitable remedy), or otherwise, as the Beneficiary, being advised by counsel and its financial advisor, shall deem most advisable to protect and enforce any of their rights or duties hereunder.

               (ii) The Beneficiary (or the Jurisdictional Trustee, as applicable), may conduct any number of sales from time to time. The power of sale shall not be exhausted by any one or more such sales as to any part of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold.

               (iii) With respect to any Property, this Mortgage is made upon any statutory conditions of the state in which such Property is located, and, for any breach thereof or any breach of the terms of this Mortgage, the Beneficiary shall have the statutory power of sale, if any, provided for by the laws of such State.

          (d)  Specific Performance.  The Beneficiary, in its sole and absolute
               --------------------
discretion, or the Jurisdictional Trustee, at the Beneficiary's election, may institute an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy.

          (e)  Enforcement of Note.  The Beneficiary or the Jurisdictional
               -------------------
Trustee, at the Beneficiary's election, may recover judgement on the Note (or any portion of the Indebtedness evidenced thereby), either before, during or after any proceedings for the foreclosure (or partial foreclosure) or enforcement of this Mortgage, to the fullest extent permitted by law.

          (f)  Sale of Trust Estate; Application of Proceeds.
               ----------------------------------------------

               (i) The Beneficiary (or the Jurisdictional Trustee, if applicable), may postpone any sale of all or any part of the Trust Estate to be made under or by virtue of this Section 21 by public announcement at the time and place of such sale, or by publication, if required by law, and, from time to time, thereafter, may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.

               (ii) Upon the completion of any sale made by the Beneficiary or the Jurisdictional Trustee under or by virtue of this Section 21, the Beneficiary shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed or deeds or other appropriate instruments, conveying, assigning and transferring all its estate, right, title and interest in and to the property and rights so sold. The Beneficiary or the Jurisdictional Trustee, as applicable, is hereby appointed the true and lawful irrevocable attorney-in-fact of the Grantor in its name and stead or in the name of the Beneficiary to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold under this Section 21, and, for that purpose, the Beneficiary or the Jurisdictional Trustee, as applicable, may execute all necessary deeds and other instruments of assignment and transfer, and may substitute one or more persons with like power, the Grantor hereby ratifying and confirming all that such attorney or attorneys or such substitute or substitutes shall lawfully do by virtue hereof. The Grantor shall, nevertheless, if so requested in writing by the Beneficiary, ratify and confirm any such sale or sales by executing and delivering to the Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the reasonable judgment of the Beneficiary, for such purposes and as may be designated in such request. Any such sale or sales made under or by virtue of this Section 21 shall operate to divest all the estate, right, title, interest, claim and demand, whether at law or in equity, of the Grantor in and to the property and rights so sold, and shall be a perpetual bar against the Grantor, its successors and assigns and any Person claiming through or under the Grantor and their successors and assigns.

               (iii) The receipt of the Beneficiary or the Jurisdictional Trustee, as applicable, for the purchase money paid as a result of any such sale shall be a sufficient discharge therefor to any purchaser of the property or rights, or any part thereof, so sold. No such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Mortgage, or shall be answerable, in any manner, for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

               (iv) Upon any sale made under or by virtue of this Section 21, the Beneficiary may bid for and acquire the Trust Estate or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Note secured by this Mortgage the net proceeds of sale, after deducting therefrom the expense of the sale and the costs of the action and any other sums which the Beneficiary is authorized to deduct under this Mortgage. The person making such sale shall accept such settlement without requiring the production of the Note or this Mortgage, and without such production there shall be deemed credited to the Indebtedness and Obligations under this Mortgage the net proceeds of such sale. The Beneficiary, upon acquiring the Trust Estate or any part thereof shall be entitled to own, hold, lease, rent, operate, manage or sell the same in any manner permitted by applicable laws.

          (g)  Voluntary Appearance; Receivers.  After the happening, and during
               -------------------------------
the continuance of, any Event of Default, and immediately upon commencement of
(i) any action, suit or other legal proceeding by the Beneficiary to obtain judgment for the principal and interest on the Note and any other sums required to be paid pursuant to this Mortgage, or (ii) any action, suit or other legal proceeding by the Beneficiary of any other nature in aid of the enforcement of the Loan Documents or any of them, the Grantor will (a) enter its voluntary appearance in such action, suit or proceeding, and (b) if required by the Beneficiary, consent to the appointment of one or more receivers of the Trust Estate and of the earnings, revenues, rents, issues, profits and income thereof. After the happening, and during the continuance, of any Event of Default, or upon the filing of a bill in equity to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof, or upon the commencement of any other judicial proceeding to enforce any right of the Beneficiary, the Beneficiary shall be entitled, as a matter of right, if it shall so elect, without notice to any other party and without regard to the adequacy of the security of the Trust Estate, forthwith, either before or after declaring the principal and interest on the Note to be due and payable, to the appointment of such a receiver or receivers. Any receiver or receivers so appointed shall have such powers as a court or courts shall confer, which may include, without limitation, any or all of the powers which the Beneficiary is authorized to exercise by the provisions of this Section 21, and shall have the right to incur such obligations and to issue such certificates therefor as the court shall authorize.

          (h)  Retention of Possession.  Notwithstanding the appointment of any
               -----------------------
receiver, liquidator or trustee of the Grantor, or any of its property, or of the Trust Estate or any part thereof, the Beneficiary or the Jurisdictional Trustee, as applicable, to the extent permitted by law, shall be entitled to retain possession and control of all property now or hereafter granted to or held by the Beneficiary or the Jurisdictional Trustee, as applicable, under this Mortgage.

          (i)  UCC Remedies.  Beneficiary may exercise any or all of the
               ------------
remedies granted to a secured party under the UCC, specifically including, without limitation, the right to recover the attorneys' fees and other expenses incurred by Beneficiary in the enforcement of this Mortgage or in connection with Grantor's redemption of the Improvements or Building Equipment.
Beneficiary may exercise its rights under this Mortgage independently of any other collateral or guaranty that Grantor may have granted or provided to Beneficiary in order to secure payment and performance of the Obligations, and Beneficiary shall be under no obligation or duty to foreclose or levy upon any other collateral given by Grantor to secure any Obligation or to proceed against any guarantor before enforcing its rights under this Mortgage.

               (j)  Leases.  Beneficiary may, at its option, before any
                    ------
proceeding for the foreclosure (or partial foreclosure) or enforcement of this Mortgage, treat any Lease which is subordinate by its terms to the Lien of this Mortgage, as either subordinate or superior to the Lien of this Mortgage.

               (k)  Other Rights.  Beneficiary may pursue against Grantor any
                    ------------
other rights and remedies of Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

               (l)  Suits by the Beneficiary.  All rights of action under this
                    ------------------------
Mortgage may be enforced by the Beneficiary without the possession of the Note and without the production thereof or this Mortgage at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by the Beneficiary shall be brought in the name of the Beneficiary and any recovery of judgment shall be subject to the rights of the Beneficiary.

               (m)  Remedies Cumulative.  No remedy herein conferred upon or
                    -------------------
reserved to the Beneficiary is intended to be exclusive of any other remedy, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission of the Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Mortgage to the Jurisdictional Trustee and/or the Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Jurisdictional Trustee (at the Beneficiary's discretion) and the Beneficiary and each of them. Nothing contained in this Mortgage shall affect the obligations of the Grantor to pay the principal of, and interest on, the Note in the manner and at the time and place expressed in the Note.

               (n)  Waiver of Rights.  The Grantor agrees that to the fullest
                    ----------------
extent permitted by law it will not, at any time, (a) insist upon, plead or claim or take any benefit or advantage of any stay, extension or moratorium law, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, (b) claim, take or insist upon any benefit or advantage of any law, now or at any time hereafter in force, providing for valuation or appraisal of the Trust Estate, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or (c) after any such sale or sales, claim or exercise any right, under any statute heretofore or hereafter enacted by the United States of America, any State thereof or otherwise, to redeem the property and rights sold pursuant to such sale or sales or any part hereof. The Grantor hereby expressly waives all benefits and advantages of such laws, and covenants, to the fullest extent permitted by law, not to hinder, delay or impede the execution of any power herein granted or delegated to the Beneficiary or Trustees, but will suffer and permit the execution of every power as though no such laws had been made or enacted. The Grantor for itself, and all who may claim through or under it, waive, to the extent that they lawfully may do so, any and all homestead rights, any and all rights to reinstatement, and any and all right to have the property comprising the Trust Estate marshaled upon any foreclosure of the lien hereof.

          22.  Application of Proceeds.  The proceeds of any sale or foreclosure
               -----------------------
of the Trust Estate shall be applied to the following in such priority as the Beneficiary shall elect in its sole discretion: (a) to the payment of the costs and expenses of the foreclosure proceedings (including, without limitation, reasonable counsel fees and disbursements actually incurred and advertising costs and expenses), liabilities and advances made or incurred under this Mortgage, and reasonable receivers' and trustees' fees and commissions, together with interest at the Default Rate, (b) to the payment of any other sums advanced by the Beneficiary in accordance with the terms hereof and not repaid to it by the Grantor, together with interest at the Default Rate from and after the occurrence of an Event of Default, (c) to the payment of all sums due under the Note in such order as the Beneficiary may elect, (d) to the payment of all sums due under any other Loan Document, in such order as the Beneficiary shall elect, and (e) to the payment to the

Grantor or other party legally entitled thereto of any surplus.

          23.  Notice of Certain Occurrences.  The Grantor shall give notice to
               -----------------------------
the Beneficiary promptly upon the occurrence of: (a) any Default or Event of Default; (b) any litigation or proceeding affecting the Grantor or any Property which is reasonably likely, if adversely determined, to have a Material Adverse Effect; and (c) a material adverse change in the business, operations, property or financial condition of the Grantor.

          24.  WAIVER OF TRIAL BY JURY.  THE GRANTOR HEREBY WAIVES AND SHALL
               -----------------------
WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY, OR COUNTERCLAIM ASSERTED BY THE BENEFICIARY WHICH ACTION, PROCEEDING OR COUNTERCLAIM ARISES OUT OF OR IS CONNECTED WITH THIS MORTGAGE, THE NOTE OR ANY OTHER LOAN DOCUMENTS.

          25.  Taxes.  (a)  In the event of the passage after the date hereof of
               -----
any law of the United States or of any state in which a Property is located either (i) deducting from the value thereof, or changing in any way the laws for the taxation of mortgages or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, or (ii) imposing a tax, either directly or indirectly, on mortgages or debts secured thereby, the Grantor shall assume as an obligation hereunder the payment of any tax so imposed, until full payment of the Note, provided such assumption shall be permitted by law within thirty (30) days after written demand therefor from the Beneficiary.

               (b) All payments by Grantor of principal of, and interest on, the Loan and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority ("Taxes"), but excluding
                                                        -----
(i) United States Federal income taxes, (ii) New York State income taxes, and
(iii) income taxes imposed by any other state. In the event that any withholding or deduction from any payment to be made by the Grantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Grantor will: (i) pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) promptly forward to the Beneficiary an official receipt or other documentation satisfactory to the Beneficiary evidencing such payment to such authority; and (iii) pay to the Beneficiary such additional amount or amounts as is necessary to ensure that the net amount actually received by the Beneficiary will equal the full amount the Beneficiary would have received had no such withholding or deduction been required. Moreover, if any Taxes (except taxes discussed in subsections (i) through (iii) of this paragraph 25 (b)) are directly asserted against the Beneficiary with respect to any payment received by the Beneficiary under the Note, or hereunder, the Beneficiary may pay such Taxes and the Grantor will within five
(5) Domestic Business Days pay such additional amounts (including any penalties, interest or expenses) as are necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

               (c) If the Grantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Beneficiary the required receipts or other required documentary evidence, the Grantor shall indemnify the Beneficiary for any incremental Taxes, interest or penalties that may become payable by the Beneficiary as a result of any such failure.

          26.  Notices.  All notices, requests and other communications to any
               -------
party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at the address, telex number or facsimile number set forth below or at such other address, telex number or facsimile number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the telex number or facsimile number specified in this Section and the appropriate answerback or facsimile confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by a nation-ally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid, or (iv) if given by any other means, when delivered at the address specified in this Section. Notices shall be addressed as follows:

               To Grantor:

                    [Borrower]
                    Attn:
                    Fax:

               With a copy to:


                    Attn:
                    Fax:

               To Beneficiary:

                    Morgan Note Trust Company of New York
                    60 Wall Street
                    New York, New York
                    Attn:  Timothy O'Donovan
                    Fax:  (212) 648-

               With a copy to:

                    Skadden, Arps, Slate, Meagher
                    & Flom LLP
                    919 Third Avenue
                    New York, NY  10022
                    Attn:  Martha Feltenstein, Esq.
                    Fax:  (212) 735-2000

          27.  No Oral Modification.  This Mortgage may not be altered, amended,
               --------------------
modified, changed or terminated orally, but only by a written agreement signed by the party against whom enforcement is sought. This Mortgage is delivered pursuant to, and upon and subject to, the terms of the Credit Agreement. If there are any inconsistencies between this Mortgage and the Credit Agreement, the terms of the Credit Agreement shall prevail.

          28.  Partial Invalidity.  In the event any one or more of the
               ------------------
provisions contained in this Mortgage
shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included hereunder.

          29.  Successors and Assigns.  All covenants of the Grantor contained
               ----------------------
in this Mortgage are imposed solely and exclusively for the benefit of the Beneficiary and its successors and assigns, and no other Person shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be the beneficiary of such covenants, any or all of which may be freely waived in whole or in part by the Beneficiary at any time if in its sole discretion it deems it advisable to do so. All such covenants of the Grantor shall run with the land and bind the Grantor, the successors and assigns of the Grantor (and each of them) and all subsequent owners, encumbrances and Tenants of the Trust Estate, and shall inure to the benefit of the Beneficiary, its successors and assigns. The word "the Beneficiary" shall be construed to mean the Beneficiary named herein.

          30.  Governing Law.  This Mortgage and the obligations arising
               -------------
hereunder shall be governed by and construed in accordance with, the laws of the State where the Properties are located. Whenever possible, each provision of this Mortgage shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Mortgage. Nothing contained in this Mortgage or in any Loan Document shall require either the Grantor to pay or the Beneficiary to accept any sum in any amount which would, under applicable law, subject the Beneficiary or any Trustee to penalty or adversely affect the enforceability of this Mortgage. In the event that the payment of any sum due hereunder or under any Loan Document would have such result under applicable law, then, ipso facto,
                                                                  ---- -----
the obligation of the Grantor to make such payments shall be reduced to the highest sum then permitted under applicable law and appropriate adjustment shall be made by the Grantor and the Beneficiary.

          31.  Recording Fees, Taxes, Etc.  The Grantor hereby agrees to take
               ---------------------------
all such further reasonable actions, and to pay all taxes, recording fees, charges, costs and other reasonable expenses, including, without limitation, reasonable attorneys' and reasonable professional fees and disbursements which are currently or in the future shall be imposed, and which may be required or necessary to establish, preserve, protect or enforce the Lien of this Mortgage.

          32.  No Waiver.  No failure by the Beneficiary to insist upon the
               ---------
strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or right, power or remedy or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect, or shall affect or alter the rights of the Beneficiary with respect to any other then existing or subsequent breach.

          33.  Further Assurances.
               ------------------

               (a) The Grantor, at its own expense, will execute, acknowledge and deliver all such reasonable further documents or instruments including, without limitation, security agreements on any personalty included or to be included in the Trust Estate and a separate assignment of each Lease and take all such actions as the Beneficiary from time to time may reasonably request to better assure, transfer and confirm unto the Beneficiary the rights now or hereafter intended to be granted to the Beneficiary under this Mortgage or the other Loan Documents.

               (b) The Grantor covenants to give notice to the Beneficiary no less than thirty (30) days prior to a change of Grantor's principal place of business.

          34.  Additional Security.  Without notice to or consent of the Grantor
               -------------------
and without impairment of the Lien and rights created by this Mortgage, the Beneficiary may accept (but the Grantor shall not be obligated to furnish) from the Grantor additional security for the Note. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent the Beneficiary from resorting, first, to such additional security, and, second, to the security created by this Mortgage without affecting the Beneficiary's Lien and rights under this Mortgage.

          35.  Indemnification by the Grantor.  The Grantor will protect,
               ------------------------------
indemnify and save harmless the Beneficiary, the Banks and every Trustee and all officers, directors, stockholders, partners, employees, successors and assigns of any of the foregoing (collectively, the "Indemnified Parties") from
                                                    -------------------
and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including all reasonable attorneys' fees and expenses actually incurred) imposed upon or incurred by or asserted against the Indemnified Parties or the Trust Estate or any part of its interest therein, by reason of the occurrence or existence of any of the following (to the extent the insurance Proceeds payable on account of the following shall be inadequate) prior to (i) the payment in full of the Note, (ii) the acceptance by the Beneficiary of a deed-in-lieu of foreclosure with respect to the applicable Property, or (iii) the Beneficiary's taking possession or control of the applicable Property, except to the extent caused by the actual willful misconduct or gross negligence of the Beneficiary or any other Indemnified Party (other than such willful misconduct or gross negligence imputed to the Beneficiary solely because of its interest in the Trust Estate): (a) ownership of the Grantor's interest in the Trust Estate, or any interest therein, or receipt of any Rents or other sum therefrom, (b) any accident, injury to or death of any persons or loss of or damage to property occurring on or about the Trust Estate or any appurtenances thereto, (c) any design, construction, operation, repair, maintenance, use, non-use or condition of the Trust Estate or appurtenances thereto, including claims or penalties arising from violation of any Legal Requirement or Insurance Requirement, as well as any claim based on any patent or latent defect, whether or not discoverable by the Beneficiary, any claim the insurance as to which is inadequate, and any Environmental Claim, (d) any failure on the part of the Grantor to perform or comply with any of the material terms of any Lease within the applicable notice or grace periods, (e) any performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Estate or any part thereof, (f) any negligence or tortious act or omission on the part of the Grantor or any of its agents, contractors, servants, employees, sublessees, licenses or invitees, (g) any contest referred to in Section 7 hereof, or (h) any obligation or undertaking relating to the performance or discharge of any of the terms, covenants and conditions of the landlord contained in the Leases. Any amounts payable to the Indemnified Parties under this Section 35 which are not paid within ten (10) Domestic Business Days after written demand therefor by the Beneficiary; setting forth in reasonable detail the amount of such demand and the basis therefor, shall bear interest from the date of demand at the Default Rate, and shall be part of the Indebtedness and secured by this Mortgage. In case any action, suit or proceeding is brought against the Indemnified Parties by reason of any such occurrence, the Grantor shall at the Grantor's expense resist and defend such action, suit or proceeding or will cause the same to be resisted and defended by counsel for the insurer of the liability or by counsel designated by the Grantor (unless reasonably disapproved by the Beneficiary promptly after the Beneficiary has been notified of such counsel); provided, however, that nothing herein shall compromise the
                  --------  -------
right of the Beneficiary to appoint its own counsel for its defense with respect to any action which in its reasonable opinion presents a conflict or potential conflict between the Beneficiary and the Grantor that would make such separate representation advisable. So long as the Grantor is resisting and defending such action, suit or proceeding as provided above in a prudent and commercially reasonable manner, the Beneficiary shall not be entitled to settle such action, suit or proceeding and claim the benefit of this Section 35 with respect to such action, suit or proceeding and the Beneficiary agrees that it will not settle any such action, suit or proceeding without the consent of the Grantor; provided, however, that if the Grantor is not diligently defending such action,
--------  -------
suit or proceeding in a prudent and commercially reasonable manner as provided above, the Beneficiary may settle such action, suit or proceeding subject only to the consent of the Grantor, which consent shall not be unreasonably withheld or delayed, and claim the benefit of this Section 35 with respect to settlement of such action, suit or proceeding. The Beneficiary will give the Grantor prompt notice after it obtains actual knowledge of any potential claim by it for indemnification hereunder; however, the failure of the Beneficiary to give such notice to Grantor shall not affect Grantor's obligations hereunder.

          36.  Release.  (a)  If the Grantor shall pay or cause to be paid the
               -------
principal of and interest on the Note in full at maturity or earlier as permitted in accordance with the terms thereof or the terms of the Credit Agreement and all other Indebtedness payable to the Beneficiary hereunder by the Grantor or secured hereby or by the other Loan Documents and all of the Obligations shall have been performed, then this Mortgage and all Loan Documents pertaining hereto shall be discharged and satisfied or assigned to the Grantor or to any other Person at the Grantor's direction and without recourse to the Beneficiary or any Trustee, at the Grantor's option, without warranty (except as otherwise provided herein with respect to indemnities) at the expense of the Grantor upon its written request. Concurrently with such release and satisfaction or assignment of this Mortgage and all the other Loan Documents, the Beneficiary shall return to the Grantor or the Borrower all insurance policies relating solely to the Trust Estate which may be held by the Beneficiary, and, on the written request and at the expense of the Grantor, Beneficiary shall execute and deliver such proper instruments of release (including appropriate UCC-3 termination statements) as may reasonably be requested by the Grantor to evidence such release and satisfaction or assignment, and any such instrument, when duly executed by the Beneficiary and duly recorded in the places where this Mortgage and each other Loan Document is recorded, shall conclusively evidence the release and satisfaction or assignment of this Mortgage and the other Loan Documents.

               (b) Beneficiary shall release, or cause the Trustee to release, the Lien of the Mortgage from the applicable Property, upon payment by Grantor of the amount required under Section 2.9(a) or Section 2.9(b) of the Credit Agreement and compliance with all other applicable provisions of the Credit Agreement. Concurrently with such release of this Mortgage and all other Loan Documents relating solely to the Trust Estate, the Beneficiary shall return to the Grantor all insurance policies relating solely to the Trust Estate which may be held by the Beneficiary, and, on the written request and at the expense of the Grantor, Beneficiary shall execute and deliver such proper instruments of release (including appropriate UCC-3 termination statements) as may reasonably be requested by the Grantor to evidence such release, and any such instrument, when duly executed by the

Beneficiary and duly recorded in the places where this Mortgage and each other Loan Document is recorded, shall conclusively evidence the release of this Mortgage and the other Loan Documents relating solely to the Trust Estate.

          37.  Security Agreement.
               ------------------

               (a)  Security Intended.  Notwithstanding any provision of this
                    -----------------
Mortgage to the contrary, the parties intend that this document constitutes security for the payment and performance of the Obligations and shall be a "mortgage" or "deed of trust" under applicable law as set forth in Section 38 or
Section 39, as applicable. If Section 38, or Section 39 as applicable, provides that this document is intended to be a deed of trust and, despite that intention, a court of competent jurisdiction determines that this document does not qualify as a "trust deed" or "deed of trust" under applicable law, then ab initio, this instrument shall be deemed a realty mortgage under applicable law and shall be enforceable as a realty mortgage, and, in such event, or in the event that Section 38 or Section 39, as applicable, provides that this document is intended to be a mortgage, the Grantor shall be deemed a "mortgagor," Beneficiary shall be deemed a "mortgagee," and Trustee shall have no capacity (but shall be disregarded and all references to "Trustee" shall be deemed to refer to the "mortgagee" to the extent not inconsistent with interpreting this instrument as though it were a realty mortgage). As a realty mortgage, the Grantor, as mortgagor, shall be deemed to have conveyed the Properties ab initio to Beneficiary as mortgagee, such conveyance as a security to be void upon condition that the Grantor pay and perform all its Obligations. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the UCC, by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at Beneficiary's sole election.

               (b)  Fixture Filing; Personal Property. This Mortgage constitutes
                    ---------------------------------
a financing statement and, to the extent required under UCC [(S)9-402(f)] because portions of the Properties may constitute fixtures, this

Mortgage is to be filed in the office where a mortgage for the Land Parcels and the Ground Leasehold Estate would be recorded. Beneficiary also shall be entitled to proceed against all or portions of the Trust Estate in accordance with the rights and remedies available under UCC (S)9-501(d). The Grantor is, for the purposes of this Mortgage, deemed to be the Debtor, and Beneficiary is deemed to be the Secured Party, as those terms are defined and used in the UCC. The Grantor agrees that the Indebtedness and Obligations secured by this Mortgage are further secured by security interests in all of the Grantor's right, title and interest in and to fixtures, Equipment, and other property covered by the UCC, if any, including all personal property comprising part of the Trust Estate, which are used upon, in, or about the Trust Estate (or any part) or which are used by the Grantor or any other person in connection with the Trust Estate. The Grantor grants to Beneficiary a valid and effective security interest in all of the Grantor's right, title and interest in and to such personal property (but only to the extent permitted in the case of leased personal property), together with all replacements, additions, and proceeds. Except for Permitted Encumbrances, the Grantor agrees that, without the written consent of Beneficiary, no other security interest will be created under the provisions of the UCC and no lease will be entered into with respect to any goods, fixtures, equipment, appliances, or articles of personal property owned or leased by Grantor now attached to or used or to be attached to or used in connection with the Trust Estate, except as otherwise permitted hereunder. The Grantor agrees that all property of every nature and description covered by the lien and charge of this Mortgage together with all such property and interests covered by this security interest are encumbered as a unit, and upon and during the continuance of an Event of Default by Grantor, all of the Trust Estate, at Beneficiary's option, may be fore closed upon or sold in the same or different proceedings or at the same or different time, subject to the provisions of applicable law. The filing of any financing statement relating to any such property or rights or interests shall not be construed to diminish or alter any of Beneficiary's rights of priorities under this Mortgage.

          (c) As of the Closing Date, the principal office, chief executive office and principal place of business of the Grantor is [___________].

          38.  As to Property in California.  Notwithstanding anything to the
               ----------------------------
contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of California (the "California Property"):
                                         -------------------

          (a) This Mortgage shall constitute a security agreement and continuously perfected fixture filing and financing statement. The Grantor is, for the purposes of this Mortgage, deemed to be the Debtor, and Beneficiary is deemed to be the Secured Party, as those terms are defined and used in the California Uniform Commercial Code. The addresses of the Secured Party and Debtor from which information concerning the security agreement may be obtained are set forth in the initial paragraph of this Mortgage. References to UCC (S) 9-402(f) and UCC (S) 9-501(d) in Section 10(b) of this Mortgage shall be deemed to refer to UCC (S) 9-402(6) and UCC (S) 9-501, respectively.

          (b) This Mortgage shall be deemed to be and shall be construed as a Deed of Trust enforceable in accordance with the applicable laws of the State of California regarding deeds of trust, as well as a Security Agreement, Financing Statement and Assignment of Leases. Reference throughout this instrument to this "Mortgage" shall mean, as appropriate, this Deed of Trust, Security Agreement, Financing Statement and/or Assignment of Leases. Reference throughout this Mortgage to "Grantor" shall mean Trustor, as appropriate. References throughout this instrument to the "Trustee" or "Trustees" shall mean: ____________________, a ________ corporation, subject to substitution as provided in California Civil Code Section 2934(a). The California Property shall be deemed to be and hereby is conveyed and transferred by Grantor, in trust and with power of sale, to Trustee, and the reference to the "Beneficiary" in the Granting Clauses of this Mortgage shall, with regard to the California Property, be deemed to be a reference to Trustee so that Grantor mortgages, warrants, grants, bargains, sells, conveys, pledges and assigns the California Property of the Trust Estate to Trustee, in trust, for the benefit and use of Beneficiary. Other references to "Beneficiary" in this Mortgage shall be interpreted to be references to Beneficiary, Trustee or both as the context may require in light of the intent of the parties that this Mortgage be construed as a Deed of Trust according to the applicable laws of the State of California. Trustee shall have all the obligations, rights, powers and duties of a trustee of a deed of trust as explicitly set forth or necessarily implied in the California Civil Code, as amended; and such rights, powers, duties and obligations shall be exercised and performed by such Trustee at the written direction of Beneficiary or the legal holder of the indebtedness secured hereby. Nothing contained herein, however is intended to limit the rights or powers of Beneficiary as set forth in this Mortgage, except to the extent necessary to accomplish the purpose stated above.

          (c) Each of the remedies set forth herein, including without limitation the remedies involving a power of sale of the California Property and the right of Beneficiary to exercise self-help in connection with the enforcement of the terms of this Mortgage, shall be exercisable if, and only to the extent, permitted by the laws of the State of California in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

          (d)  (i)    Beneficiary may elect to foreclose by exercise of the
     power of sale contained herein, in which event Beneficiary shall notify Trustee and shall, if required, deposit with Trustee the Note, the original or a certified copy of this Mortgage, and such other documents, receipts and evidences of expenditures made and secured hereby as Trustee may require.

               (ii) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded and delivered to Grantor such notice as may then be required by law and this Mortgage. Trustee shall, without demand on Grantor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the California Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate lots of parcel or items as Trustee shall deem expedient, and in such order as it may deter-mine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to the purchaser or purchasers at such sale its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Grantor, Trustee or Beneficiary, may purchase at such sale.

               (iii) Trustee may postpone the sale of all or any portion of the California Property from time to time in accordance with the laws of the State of California.

          (e) Beneficiary may from time to time rescind any notice of default or notice of sale before any Trustee's sale as provided above in accordance with the laws of the State of California.

          (f) Grantor, as Trustor under this Mortgage, hereby requests that a copy of any Notice of Default or Notice of Sale as may be required by law, which affects the California Property, be mailed to Grantor at the address set forth in Section 26 hereof. Otherwise, neither Trustee nor Beneficiary is under any
   ----------
obligation to notify any person or entity of any action or proceeding of any kind in which Grantor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust, except as may otherwise be required by law or required hereunder.

          39.  As to Property in Washington.  [Need Local Counsel to provide
               ----------------------------
language].

          40.  Trusts Funds.  To the extent required by applicable law, all
               ------------
security deposits paid under the Leases shall be treated as trust funds and not commingled with any other funds of Grantor. Within ten (10) days after request by Beneficiary, Grantor shall furnish Beneficiary with satisfactory evidence of compliance with this Section ?, together with a statement of all security
                     ---------
deposits by Tenants under the Leases, which statement shall be certified by Grantor.

          41.  Reserves.  On the Closing Date, a portion of the Loan in the
               --------
amount of [$        ] will be deposited into the Deferred Maintenance Reserve
Account (as defined in the Cash Collateral Agreement) held by Agent (as defined in the Cash Collateral Agreement) for Beneficiary. Such funds, together with all investment income earned thereon, are referred to herein as the "Deferred
                                                                     --------
Maintenance Amounts".  Within five (5) Business Days after receipt of an
-------------------
Officer's Certificate stating that certain deferred maintenance items set forth on Schedule _ hereto have been substantially completed, and, upon an inspection
   --------
of the remediation work (performed at the discretion of the Beneficiary), provided that no Event of Default shall have occurred and be continuing, Beneficiary will instruct Agent to disburse funds from the Deferred
Maintenance Reserve Account to pay specified contractors in accordance with invoices approved by Beneficiary or to reimburse Grantor for funds disbursed by Grantor for the remediation of the deferred maintenance. Upon full disbursement to Grantor of all Deferred Maintenance Amounts, the Deferred Maintenance
Reserve Account shall be closed by Beneficiary.

          It shall be a default under this Mortgage if Grantor does not complete the deferred maintenance at the Property in the required time-frame. Upon the occurrence of an Event of Default, Beneficiary, at its option, may withdraw all Deferred Maintenance Amounts and Beneficiary may apply such funds either to completion of the Deferred Maintenance at the Property or toward prepayment of the Note in such order, proportion and priority as Beneficiary may determine in its sole discretion.

          42.  Ground Lease.
               ------------

          (a)  Grantor hereby represents and warrants as follows:

          (i) the Ground Lease is in full force and effect, unmodified by any writing or otherwise except as specifically set forth herein;

          (ii) all rent, additional rent and/or other charges reserved in or payable under the Ground Lease, have been paid to the extent that they are payable to the date hereof;

          (iii) Grantor enjoys the quiet and peaceful possession of the Ground Leasehold Estate;

          (iv) there are no defaults under any of the material terms of the Ground Lease;

          (v) Grantor has delivered to Beneficiary a true, accurate and complete copy of the Ground Lease;

          (vi) this Mortgage is secured by the Ground Leasehold Estate; upon the occurrence of an Event of Default, Beneficiary has the right to foreclose or otherwise exercise its rights with respect to the fee interest in the Trust Estate within a commercially reasonable time;

          (vii) the Ground Lease or a memorandum of same has been duly recorded, the Ground Lease permits the interest of the lessee thereunder to be encumbered by this Mortgage, and there has not been a material change in the terms of the Ground Lease since its recordation;

          (viii) Except for the Permitted Exceptions, Grantor's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, this Mortgage;

          (ix) Grantor's interest in the Ground Lease is assignable to Beneficiary upon notice to, but without the consent of, the lessor thereunder, and in the event that such leasehold interest is so assigned, it is further assignable by Beneficiary and its successors and assigns upon notice to, but without a need to obtain the consent of, the lessor under the Ground Lease;

          (x) the Ground Lease requires the lessor thereunder to give notice of any default by Grantor to Beneficiary; and the Ground Lease further provides that notice of termination given under the Ground Lease is not effective against Beneficiary unless a copy of such notice has been delivered to Beneficiary in the manner described in the Ground Lease;

          (xi) Beneficiary is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of Grantor under the Ground Lease) to cure any default under the Ground Lease, which is curable after the receipt of notice of any such default before the lessor thereunder may terminate the Ground Lease;

          (xii)  the Ground Lease has a term which extends not less than ten
     (10) years beyond the Maturity Date;

          (xiii) the Ground Lease requires the lessor thereunder to enter into a new lease with Beneficiary upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding;

          (xiv) under the terms of the Ground Lease and this Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Property, with Beneficiary having the right to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Note together with any accrued interest thereon; and

          (xv)  the Ground Lease does not impose any restrictions on subletting.

          Further, with respect to the Ground Lease, Grantor covenants and agrees as follows: (i) to promptly and faithfully observe, perform and comply with all the terms, covenants and provisions of the Ground Lease, on its part to be observed, performed and complied with, within the applicable grace periods, if any; (ii) to refrain from doing anything, as a result of which, there could be a material default under or a breach of any of the terms of the Ground Lease;
(iii) not to do, permit or suffer any event or omission as a result of which there is likely to occur a default or breach under the Ground Lease after the passing of the applicable grace periods, if any; (iv) not to cancel, terminate, surrender, modify, amend or in any way alter or permit the alteration of any of the provisions of the Ground Lease or grant any consents or waivers thereunder, and further agrees not to exercise any right it may have under the Ground Lease to cancel or surrender the same; (v) to give Beneficiary notice of any default by any party under the Ground Lease, within three (3) Business Days subsequent to learning of such default, and promptly to deliver to Beneficiary a copy of each notice of default and all responses to default notices, similar instruments received or delivered by Beneficiary, in connection with the Ground Lease; (vi) to furnish within a reasonable period of time, except in connection with a notice of default which is governed by the previous clause, to Beneficiary copies of such information and evidence as Beneficiary may reasonably request concerning the due observance, performance and compliance by Grantor with the terms, covenants and provisions of the Ground Lease; and (vii) that any failure by Grantor, as tenant under the Ground Lease, to perform within any applicable grace period its obligations under the Ground Lease shall constitute an Event of Default by Grantor under this Mortgage.

          (b) In the event of the occurrence of any event which, with the giving of notice, the passage of time or both, would constitute an Event of Default (as defined in the Ground Lease) by Grantor in the performance of its obligations under the Ground Lease, and which is not cured within any applicable grace period, including, without limitation, any default in the payment of any sums payable thereunder, then, in each and every case, Beneficiary may, at its option cause the default or defaults to be remedied and otherwise exercise any and all of the rights of Grantor thereunder in the name of and on behalf of Grantor. Grantor shall, within five (5) Business Days after written demand, reimburse Beneficiary for all advances made and expenses reasonably incurred by Beneficiary incuring any such default (including, without limitation, reasonable attorneys' fees), together with interest thereon from the date that such advance is made, to and including the date the same is paid to Beneficiary. The provisions of this subsection (b) are in addition to any other remedy given to or allowed Beneficiary under the Ground Lease.

          (c) If the Ground Lease is cancelled or terminated by reason of an Event of Default (as defined in the Ground Lease) that Beneficiary was unable to cure (following a good faith effort to so cure), then, if Beneficiary or its nominee shall acquire an interest in any new lease of the Ground Leasehold Estate following such Event of Default, Grantor shall have no right, title or interest in or to the new lease or the leasehold estate created by such new lease.

          (d)  Grantor shall obtain and deliver to Beneficiary, within thirty
(30) days after written demand therefor by Beneficiary, an estoppel certificate stating (1) that the Ground Lease is in full force and effect and has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification), (2) the date to which the fixed rent has been paid under the Ground Lease, (3) whether a notice of default has been sent to the tenant under the Ground Lease which has not been cured, and if such notice has been sent, the date it was sent and the nature of the default, (4) whether any parties under the Ground Lease are in default in keeping, observing or performing any material term covenant, agreement, provision, condition or limitation contained in the Ground Lease, (5) if the tenant under the Ground Lease shall be in default, the default, (6) the name of the tenant entitled to possession of the Ground Leasehold Estate under the Ground Lease, (7) whether to the best of Grantor's knowledge there has occurred any event which, with the giving of notice or the passage of time or both would constitute a default under the Ground Lease, and, if there has occurred any such event, setting forth the nature thereof in reasonable detail.

          (e) Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of the Ground Lease within the meaning of any provision thereof prohibiting its assignment and Beneficiary shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage. Beneficiary shall be liable for the obligations of the tenant arising under the Ground Lease for only that period of time during which Beneficiary is in possession of the Ground Leasehold Estate or has acquired, by foreclosure or otherwise, and is holding, all of the right, title and interest of Grantor therein.]

          IN WITNESS WHEREOF, this Mortgage has been duly executed by the Grantor on the date first hereinabove written.


WITNESS:                           Grantor:

                                   [BORROWER]

By:_________________________
   Name:
                                   By:_____________________________

WITNESS:                              Name:
                                      Title:


By:_________________________

                                   EXHIBIT A

                        (LAND PARCELS and GROUND LEASE)

                                   EXHIBIT B

                            (PERMITTED EXCEPTIONS)

                                  SCHEDULE 1
                                  ----------
                                  AGREEMENTS


                                 Schedule 1-i